UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Under Rule 14a-12

                                DELTATHREE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            ---------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ---------------------------------------------------------------

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      5)    Total fee paid:

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[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

            1)    Amount previously paid:

                  --------------------------------------------

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            3)    Filing party:

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            4)    Date Filed:

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


deltathree, Inc.
75 Broad Street
31st Floor
New York, New York 10004


                                            October 6, 2004

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of deltathree, Inc. (the "Company") to be held at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017, on November 8, 2004, commencing at 10:30 a.m., local time. I urge you to be present in person or represented by proxy at the Meeting.

      The enclosed Notice of Annual Meeting and Proxy Statement fully describes the business to be transacted at the Meeting, which includes (i) the election of seven directors of the Company, (ii) the proposal to adopt the 2004 Stock Incentive Plan, (iii) the proposal to adopt the 2004 Non-Employee Director Stock Option Plan, (iv) the ratification of the appointment by the Board of Directors of Brightman Almagor & Co., a member firm of Deloitte & Touche, as independent auditors for the year ending December 31, 2004, and (v) the transaction of any other business that may properly be brought before the Meeting or any adjournment or postponement thereof.

      Our Board of Directors believes that a favorable vote on each of the matters to be considered at the Meeting is in the best interests of us and our stockholders and unanimously recommends a vote "FOR" each of the matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy promptly.

      The Board of Directors has fixed the close of business on September 28, 2004 as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Meeting. A list of the stockholders entitled to vote at the Meeting will be located at our offices, 75 Broad Street, 31st Floor, New York, New York 10004, at least ten days prior to the Meeting and will also be available for inspection at the Meeting.

      Our directors and officers will be present to help host the Meeting and to respond to any questions that our stockholders may have. I hope you will be able to attend. Even if you expect to attend the Meeting, please sign, date and return the enclosed proxy card without delay. If you attend the Meeting, you may vote in person even if you have previously mailed a proxy.

                                         Sincerely,


                                         /s/ Shimmy Zimels
                                         ---------------------------------------
                                         Shimmy Zimels
                                         Chief Executive Officer and President
deltathree, Inc.
75 Broad Street
31st Floor
New York, New York 10004

                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 8, 2004

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of deltathree, Inc. (the "Company") will be held at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017, on November 8, 2004, commencing at 10:30 a.m., local time. A proxy card and a Proxy Statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon:

1. The election of seven directors for a one-year term expiring at our Annual Meeting of Stockholders in 2005 and until their successors are duly elected and qualified;

2.    The proposal to adopt the 2004 Stock Incentive Plan (the "2004 Plan");

3. The proposal to adopt the 2004 Non-Employee Director Stock Option Plan (the "2004 Directors Plan");

4. The ratification of the appointment by the Board of Directors of Brightman Almagor & Co., a member firm of Deloitte & Touche, as independent auditors for the year ending December 31, 2004; and

5. Such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

      The close of business on September 28, 2004 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. For a period of at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting shall be open to examination by any stockholder during ordinary business hours at our offices at 75 Broad Street, 31st Floor, New York, New York 10004.

      Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

      A copy of our Annual Report for 2003, which includes our audited financial statements, is being mailed together with this proxy material.

      YOUR VOTE IS IMPORTANT. STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                         By Order of the Board of Directors,

                                         /s/ Paul C. White
                                         ---------------------------------------
                                         Paul C. White
                                         Secretary

New York, New York
October 6, 2004
deltathree, Inc.
75 Broad Street
31st Floor
New York, New York 10004


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD NOVEMBER 8, 2004
                             ----------------------

                       SOLICITATION AND VOTING OF PROXIES

      This Proxy Statement and accompanying proxy materials are being first mailed on or about October 8, 2004 to stockholders of deltathree, Inc. (the "Company") at the direction of our Board of Directors (the "Board") to solicit proxies in connection with the 2004 Annual Meeting of Stockholders (the "Meeting"). The Meeting will be held at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017, on November 8, 2004, commencing at 10:30 a.m., local time, or at such other time and place to which the Meeting may be adjourned or postponed.

      All shares represented by valid proxies at the Meeting, unless the stockholder otherwise specifies, will be voted (i) FOR the election of the seven persons named under "Proposal 1-Election of Directors" as nominees for election as our directors for a one-year term expiring at our annual meeting of stockholders in 2005 and until their successors are duly elected and qualified,
(ii) FOR the proposal to adopt the 2004 Stock Incentive Plan (the "2004 Plan") named under "Proposal 2--Adoption of 2004 Stock Incentive Plan," (iii) FOR the proposal to adopt the 2004 Non-Employee Director Stock Option Plan (the "2004 Directors Plan") named under "Proposal 3--Adoption of 2004 Non-Employee Director Stock Option Plan," (iv) FOR the ratification of the appointment by the Board of the independent auditors named under "Proposal 4-Ratification of Appointment of Independent Auditors" and (v) at the discretion of the proxy holders, with regard to any matter not known to the Board on the date of mailing this Proxy Statement that may properly come before the Meeting or any adjournment or postponement thereof. Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. The Board has designated Paul C. White and Shimmy Zimels as proxies for the solicitation on behalf of the Board of proxies of our stockholders to vote on all matters as may properly come before the Meeting and any adjournment of the Meeting.

      A proxy may be revoked at any time by providing written notice of such revocation to deltathree, Inc., 75 Broad Street, 31st Floor, New York, New York 10004, which notice must be received prior to the Meeting. If notice of revocation is not received prior to the Meeting, a stockholder may nevertheless revoke a proxy if he or she attends the Meeting and votes in person.

                        RECORD DATE AND VOTING SECURITIES

      The close of business on September 28, 2004 is the record date (the "Record Date") for determining the stockholders entitled to vote at the Meeting. At the close of business on September 28, 2004, we had issued and outstanding approximately 29,585,323 shares of our Class A Common Stock, par value $0.001 (the "Common Stock"), held by approximately 125 holders of record. No shares of our Class B Common Stock are outstanding. The Common Stock constitutes the only outstanding class of voting securities entitled to be voted at the Meeting.

                                QUORUM AND VOTING

      The presence at the Meeting, in person or by proxy relating to any matter, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the Meeting, are considered stockholders who are present and entitled to vote at the Meeting, and thus, shares of Common Stock held by such stockholders will count toward the attainment of a quorum. If a quorum should not be present, the Meeting may be adjourned from time to time until a quorum is obtained.

      Each share of Common Stock entitles the holder thereof to one vote with respect to each proposal to be voted on at the Meeting. Nominees for election as directors at the Meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting. Each other proposal scheduled to be voted on at the Meeting requires a majority of the outstanding shares entitled to vote on such proposal to be voted in favor of the proposal in order for the proposal to be passed.

      Atarey Hasharon Chevra Lepituach Vehashkaot Benadlan (1991) Ltd., an Israeli company ("Atarey") beneficially owns approximately 50% of our outstanding Common Stock. Therefore, Atarey will control the outcome of any matter submitted to a vote of our stockholders, including the election of the directors at the Meeting.

      The accompanying proxy card is designed to permit each holder of Common Stock as of the close of business on the Record Date to vote on each of the matters to be considered at the Meeting. A stockholder is permitted to vote in favor of, or to withhold authority to vote for, any or all nominees for election to the Board and to vote in favor of or against or to abstain from voting with respect to the proposal to ratify the appointment by the Board of the independent auditors.

      Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters, if the broker has so notified us on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority. As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions. Although there are no controlling precedents under Delaware law regarding the treatment of broker non-votes in certain circumstances, we intend to treat broker non-votes in the manner described below.

      In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding shares on behalf of our stockholders to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as "householding," benefits both stockholders and us. It reduces the volume of duplicate information received by stockholders and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be "householded," the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

      Stockholders whose households received a single set of disclosure documents this year, but who would prefer to receive additional copies, may contact our transfer agent, American Stock Transfer and Trust Company, by calling their toll free number, 1-800-937-5449.

      Stockholders who do not wish to participate in "householding" and would like to receive their own sets of our annual disclosure documents in future years, should follow the instructions described below. Stockholders who share an address with another stockholder of the Company and who would like to receive only a single set of our annual disclosure documents, should follow these instructions:

      o Stockholders whose shares are registered in their own name should contact our transfer agent, American Stock Transfer and Trust Company, and inform them of their request by calling them at 1-800-937-5449 or writing them at 6201 15th Avenue, Brooklyn, NY 11219.

      o Stockholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

      The following table sets forth information with respect to the beneficial ownership of shares of our Common Stock as of September 28, 2004 by:

      o each person who we know owns beneficially more than 5% of our Common Stock;

      o     each of our directors individually;

      o     each of our named executive officers individually; and

      o     all of our executive officers and directors as a group.

      Unless otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock. Each person listed below disclaims beneficial ownership of their shares, except to the extent of their pecuniary interests therein. Shares of Common Stock that an individual or group has the right to acquire within 60 days of September 28, 2004 pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such person or group, but are not deemed outstanding for the purpose of calculating the percentage owned by any other person listed.

                                                                    NUMBER      PERCENTAGE(1)
                                                                  ---------     -------------
                                                               SHARES OF DELTATHREE CLASS A
                                                                         COMMON STOCK
                                                                      BENEFICIALLY OWNED
                                                               ------------------------------
PRINCIPAL STOCKHOLDER:
Atarey Hasharon Chevra Lepituach Vehashkaot Benadlan (1991)
   Ltd .......................................................   14,783,752          50.0%
    7 Giborey Israel St., P.O. Box 8468
    South Netanya Industrial Zone 42504, Israel ..............

EXECUTIVE OFFICERS AND DIRECTORS:
Noam Bardin(2)(3) ............................................      776,304           2.6%
Shimmy Zimels(2)(4) ..........................................      633,407           2.1%
Paul C. White(2)(5) ..........................................      325,000           1.1%
Ilan Biran (2)(5) ............................................       24,848             *
Ehud Erez (2)(5)(6) ..........................................       10,000             *
Amir Gera (2)(5) .............................................       24,848             *
Joshua Maor (2)(7) ...........................................       40,999             *
Lior Samuelson (2)(5) ........................................       34,848             *
Noam Ben-Ozer (2)(5) .........................................       24,848             *
All Directors and Executive Officers as a group
 (9 persons)(8) ..............................................    1,895,102           6.4%

-----------
*     Less than 1%.

(1) Percentage of beneficial ownership is based on 29,585,323 shares of Common Stock outstanding as of September 28, 2004.

(2) The address for the director or executive officer listed is c/o the Company.
(3) Includes (a) 187,366 shares of Common Stock and (b) options to purchase 588,938 shares of Common Stock.
(4) Includes (a) 64,469 shares of Common Stock and (b) options to purchase 568,938 shares of Common Stock.
(5)   Represents options to purchase shares of Common Stock.
(6) Excludes the 14,783,752 shares of Common Stock owned by Atarey. Mr. Erez is currently the Chief Executive Officer of Atarey.
(7) Includes (a) 16,151 shares of Common Stock and (b) options to purchase 24,848 shares of Common Stock. (8) Includes (a) 267,986 shares of Common Stock and (b) options to purchase 1,627,116 shares of Common Stock.


                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

      Our Amended and Restated Certificate of Incorporation provides that the number of members of our Board shall be not less than three and not more than thirteen. There are currently eight directors on the Board. Ehud Erez, one of our current directors, is not standing for reelection as a director on our Board. Thus, at the Meeting, seven directors will be elected to our Board. At each annual meeting of stockholders, directors will be elected to hold office for a term of one year and until their respective successors are elected and qualified. All of the officers identified above under "Executive Officers" serve at the discretion of our Board.

      The Board had seven regular and no special meetings during the fiscal year ended December 31, 2003. During the fiscal year ended December 31, 2003, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director. One of our directors attended our annual meeting of stockholders held in 2003. The Board has established an executive committee, a compensation committee, a nominating and governance committee and an audit committee to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of these committees and their current members are set forth below.

      Executive Committee. The Executive Committee is empowered to act on any matter except those matters specifically reserved to the full Board by applicable law. The Executive Committee had no meetings during 2003. Amir Gera and Joshua Maor are the current members of the Executive Committee.

      Compensation Committee. The Compensation Committee is responsible for evaluating our compensation policies, determining our executive compensation policies and guidelines and administering our stock option and compensation plans. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and shall conduct its decision making process with respect to that issue without the Chief Executive Officer present. The Board has determined that all members of the Compensation Committee qualify as independent under the definition promulgated by the Nasdaq Stock Market. The Compensation Committee had one meeting during 2003. Amir Gera and Joshua Maor are the current members of the Compensation Committee. Please see also the report of the Compensation Committee set forth elsewhere in this report.

      Nominating and Governance Committee. The Nominating and Governance Committee is responsible for assisting, identifying and recommending qualified candidates for director nominees to the Board, and leading the Board in its annual review of the Board's performance. The Board has determined that all members of the Nominating Committee qualify as independent under the definition promulgated by the Nasdaq Stock Market. There was no standing Nominating and Governance Committee during 2003. On March 16, 2004, Amir Gera and Joshua Maor were named as members of the Nominating and Governance Committee. The Nominating and Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2005 Annual Meeting of Stockholders using the procedures set forth in the Company's By-laws, it must follow the procedures described in "Nomination of Directors." If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should submit any pertinent information regarding the candidate to the Chairman of the Nominating and Governance Committee by mail at 75 Broad Street, New York, New York 10004. A copy of the Nominating Committee's written charter is publicly available on the Company's website at www.deltathree.com

      Audit Committee. The Audit Committee recommends to the Board the appointment of the firm selected to serve as our independent auditors and our subsidiaries and monitors the performance of such firm; reviews and approves the scope of the annual audit and evaluates with the independent auditors our annual audit and annual financial statements; reviews with management the status of internal accounting controls; evaluates issues having a potential financial impact on us which may be brought to the Audit Committee's attention by management, the independent auditors or the Board; evaluates our public financial reporting documents; reviews the non-audit services to be performed by the independent auditors, if any; and considers the effect of such performance on the auditor's independence. Ilan Biran, Ehud Erez and Lior Samuelson are the current members of the Audit Committee. During the year ended December 31, 2003, the Board examined the composition of the Audit Committee in light of the adoption of new rules by the Nasdaq Stock Market and Securities and Exchange Commission in connection with the Sarbanes-Oxley Act of 2002. Under these rules, while Messrs. Biran and Samuelson meet the required criteria for audit committee member independence, Mr. Erez does not meet the required criteria due to his position with Atarey, an affiliate of the Company. The SEC has stated that listed issuers will be required to comply with the new listing rules by the earlier of the date of their first annual meeting of shareholders after January 15, 2004 or October 31, 2004. On September 23, 2004, we replaced Mr. Erez on the Audit Committee with Noam Ben-Ozer, a nominee for the Board of Directors, who meets the criteria for audit committee member independence. The Board has determined that each of Mr. Biran, Mr. Ben-Ozer and Mr. Samuelson are "audit committee financial experts," as the Securities and Exchange Commission has defined that term in Item 401 of Regulation S-K. The Audit Committee had five meetings during 2003.

SHAREHOLDER COMMUNICATIONS TO THE BOARD

      The Board of Directors recommends that stockholders initiate any communications with the Board in writing and send them in care of our Secretary, at 75 Broad Street, 31st Floor, New York, NY 10004. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed our Secretary to forward such correspondence only to the intended recipients; however, the Board has also instructed our Secretary, prior to forwarding any correspondence, to review such correspondence and, in his or her discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.

AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors, which consisted entirely of directors who met the independence and experience requirements of the Nasdaq SmallCap Market as in effect on the date of the filing of the Company's Annual Report on Form 10-K, furnished the following report:

      The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which is attached at Appendix A to this Proxy Statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing the Company's overall financial reporting process, and for the appointment, compensation, retention and oversight of the work of Brightman Almagor & Co., a member firm of Deloitte & Touche. In fulfilling its responsibilities for the financial statements for fiscal year 2003, the Audit Committee has, among other activities, reviewed and discussed our audited financial statements for the fiscal year ended December

31, 2003 with management and with our independent auditors, Brightman Almagor & Co. The Audit Committee has discussed with Brightman Almagor & Co. the matters required to be discussed by American Institute of Certified Public Accountants Auditing Standards Board Statement on Auditing Standards No. 61 ("Communications with Audit Committees") relating to the conduct of the audit. The Audit Committee has received written disclosures and a letter from Brightman Almagor & Co. including disclosures required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with Brightman Almagor & Co. their independence. The Audit Committee has considered the compatibility of the provision of non-audit services with maintaining the auditor's independence.

      Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2003 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                                  The Audit Committee


                                                  Ehud Erez

                                                  Ilan Biran

                                                  Lior Samuelson

      The Audit Committee Report in this Proxy Statement shall not be deemed filed or incorporated by reference into any other filings by us under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that we specifically incorporate this information by reference.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

                                 (NOTICE ITEM 1)

GENERAL

      At the Meeting, seven directors will be elected to the Board to serve until our next annual meeting of stockholders and until their respective successors have been elected and qualified.

      Our Amended and Restated Certificate of Incorporation provides that a director shall hold office until the annual meeting for the year in which his or her term expires except in the case of elections to fill vacancies or newly created directorships. Each director is elected for a one-year term. Each of the nominees is now serving as director on our Board. Ehud Erez, one of our current directors, is not standing for reelection as a director on our Board.

      Under our Amended and Restated By-laws, directors are elected by a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Meeting, and thus, the seven nominees for election as directors who receive the most votes cast will be elected. Instructions withholding authority and broker non-votes will not be taken into account in determining the outcome of the election of directors.

      Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee's place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.


      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE SEVEN NOMINEES LISTED HEREIN.

NOMINEES FOR DIRECTOR

      Set forth below is certain information regarding each nominee as of September 28, 2004, including such individual's age and principal occupation, a brief account of such individual's business experience during at least the last five years and other directorships currently held.

      NOAM BARDIN, 33 (Y) Chairman of the Board. Mr. Bardin co-founded deltathree and served as Chief Executive Officer and President from July 2000 through June 2002. Mr. Bardin has served as Chairman of the Board since April 2002. Mr. Bardin served as Vice President of Technology and Chief Technology Officer of deltathree since June 1997 before being named President and Chief Executive Officer in April 2000. He served as Global Network Director from November 1996 to May 1997. Prior to founding deltathree, he served as Director of Operations at Ambient Corporation. Mr. Bardin graduated from the Hebrew University (Jerusalem) with a BA in Economics and an MPA from Harvard University Kennedy School in Public Administration.

      NOAM BEN-OZER, 41 - Director. Mr. Ben-Ozer was named a director of deltathree in September 2004. Mr. Ben-Ozer currently serves as a Director, and is Chairman of the Audit Committee for Equity-One, a NYSE-listed real estate investment trust. Previously, Mr. Ben-Ozer co-founded iPhrase Technologies, Inc., a privately-held software company. From 1994 to 1999, Mr. Ben-Ozer served as a consultant for Bain & Company, a management consulting company. From 1993 to 1994, Mr. Ben-Ozer served as an outside consultant to Lernout & Hauspie Speech Products. Mr. Ben-Ozer is a certified public accountant in Israel and received an M.B.A. from the Harvard Business School.

      ILAN BIRAN, 58 - Director. Mr. Biran has served as a director of deltathree since December 2003. Mr. Biran brings a wealth of business and management experience from the telecom and defense industries. Since January 2004, Mr. Biran has served as the Chairman of YES Satellite Television, one of the leading satellite television companies in Israel. From 1999 to 2003, Mr. Biran served as the President and CEO of Bezeq Ltd. - the Israeli PTT, with annual sales of over $2 billion and approximately 16,000 employees. Mr. Biran holds the rank of Major General (res.) in the Israeli Defense Force where, as Commander of the IDF's Central Command, he played an active role in reaching the peace agreements with Jordan. From 1996 to 1999, he served as the Director General of the Israeli Ministry of Defense, and prior to that command, he held a wide variety of senior-level positions in other Israeli units, since 1964. Mr. Biran holds a B.A. in Economics and Business Administration from Bar-Ilan University, and holds an Associate Diploma in Strategy and Political Economic Research from Georgetown University. He is also a graduate of the U.S. Marine Corps Command and Staff College. In addition, Mr. Biran's public activities include: serving as the Israeli Prime Minister's Special Coordinator for POWs and MIAs; is a member of the Board of Trustees of Haifa University; is a member of the Shevach-Mofet High School Executive Committee and; since 1996, has served as the Chairman of the Board of Directors of the Israeli Oil Refineries, Ltd.

      AMIR GERA, 43 - Director. Mr. Gera has served as a director of deltathree since June 2001. Since January 2002, Mr. Gera has served as the Chief Executive Officer of Green Venture Capital Ltd., an investment holding company which engages primarily in acquiring holdings in venture capital funds, where he had previously served as the Assistant Director General since January 2001. In addition, Mr. Gera is also the Chief Executive Officer of Commutech Holding & Investments Ltd and has served in this capacity since March 2001. From 1993 through 2000, Mr. Gera was the Assistant Director General of Emet Neveh Savion Ltd., which owns and manages real estate assets.

      JOSHUA MAOR, 68 (Y) Director. Mr. Maor has served as a director of deltathree since June 2001. Mr. Maor has served as the Chairman of Commutech Holding & Investments Ltd., an investment holding company which engages primarily in investments in high tech companies, since January 2002, and as the Chairman of the board of Mofet Venture Capital since 2001. Mr. Maor served as both the Chairman and Chief Executive Officer Green Venture Capital Ltd from 1997 to January 2002. From 1996 through 1997, Mr. Maor was the Chairman of I.B.M. Israel Ltd., which distributes and provides services for I.B.M. products, and I.B.M. Science and Technology Ltd., a research and development company. Mr. Maor served as a member of our Advisory Board from 1997 through 1998.

      LIOR SAMUELSON, 55 (Y) Director. Mr. Samuelson has served as a director of deltathree since August 2001. Since August 1999, Mr. Samuelson has served as a Co-Founder and Principal of Mercator Capital. His experience includes advising clients in the Technology, Communications and Consumer sectors on mergers, acquisitions and private placements. From March 1997 to August 1999, Mr. Samuelson was the President and CEO of PricewaterhouseCoopers Securities. Prior to that, he was the President and CEO of The Barents Group, a merchant bank specializing in advising and investing in companies in emerging markets. Mr. Samuelson was also the Co-Chairman of Peloton Holdings, a Private Equity management company. Before that, he was a managing partner with KPMG and a senior consultant at Booz, Allen & Hamilton. Mr. Samuelson earned B.S. and M.S. degrees in Economics from Virginia Polytechnic University.

      SHIMMY ZIMELS, 39 (Y) President and Chief Executive Officer and Director. Mr. Zimels has served as Chief Executive Office and President since June 2002, and served as Vice President of Operations and Chief Operating Officer of deltathree since June 1997, before being named President and Chief Executive Officer in June 2002. Prior to joining deltathree, Mr. Zimels was the Controller and Vice President of Finance at Net Media Ltd., a leading Israel-based Internet Service Provider, from June 1995 to June 1997. From April 1991 to May 1995, Mr. Zimels was a senior tax auditor for the Income Tax Bureau of the State of Israel. Mr. Zimels graduated with distinction from Hebrew University with a degree in Economics and Accounting and holds a Masters in Economics from Hebrew University.

      Our Board has determined that the following members of the Board qualify as independent under the definition promulgated by the Nasdaq Stock Market: Noam Ben-Ozer, Ilan Biran, Amir Gera , Joshua Maor and Lior Samuelson.

                                   PROPOSAL 2
                      ADOPTION OF 2004 STOCK INCENTIVE PLAN

                                 (NOTICE ITEM 2)

GENERAL

      We are asking our stockholders to approve our 2004 Stock Incentive Plan (the "2004 Plan"). In September 2004, the Company's Board of Directors approved, subject to approval of our stockholders at the Meeting, the 2004 Plan. The aggregate number of shares that may be issued under the 2004 Plan shall not exceed (a) 759,732 shares of Common Stock (which represents 4,000,000 shares of Common Stock reserved under the 1999 Stock Incentive Plan (the "1999 Plan") less the amount of shares represented by Awards previously granted under the 1999 Plan and exercised or outstanding as of September 28, 2004), plus (b) such additional shares of Common Stock as are represented by Awards previously granted under the 1999 Plan which are cancelled or expire after the date of stockholder approval of this Plan without delivery of shares of stock by the Company. If the stockholders approve the 2004 Plan, it will replace our 1999 Stock Incentive Plan (the "1999 Plan") which will be terminated, except with respect to outstanding options previously granted thereunder. As of September 28, 2004, no options have been granted under the 2004 Plan. Because our named executive officers are otherwise eligible to receive option grants under the 2004 Plan, they have an interest in this proposal. On September 28, 2004, the closing market price per share of our Common Stock was $2.02, as reported in the Nasdaq SmallCap Market.

      The 2004 Plan is being submitted to our stockholders for approval at the Meeting in order to ensure (i) continued listing of our Common Stock on the Nasdaq SmallCap Market, (ii) favorable federal income tax treatment for grants of incentive stock options under Internal Revenue Code of 1986 ("the Code")
Section 422, and (iii) eligibility to receive a federal income tax deduction for certain compensation paid under the 2004 Plan by complying with Rule 162(m) of the Code. The Board believes that the 2004 Plan is necessary to give the Company the flexibility needed to attract, retain and motivate its management and employees and to provide certain benefits under Israel's Income Tax Ordinance [New Version], 1961 to our employees residing in the State of Israel that are granted options pursuant to the 2004 Plan.

MATERIAL FEATURES OF THE 2004 PLAN

      The following paragraphs provide a summary of the principal features of our 2004 Plan and its operation. The following summary is qualified in its entirety by reference to the 2004 Plan as set forth in Appendix B.

2004 STOCK INCENTIVE PLAN

      The purpose of the 2004 Plan is to foster and promote the long-term financial success of our company and materially increase shareholder value by
(a) motivating superior performance by means of performance-related incentives,
(b) encouraging and providing for the acquisition of an ownership interest in our company by executive officers, other employees and consultants and (c) enabling us to attract and retain the services of an outstanding management team upon whose judgment, interest and effort the successful conduct of our operations is largely dependent.

      General. The Plan provides for the grant of (i) incentive stock options and non-incentive stock options to purchase our Common Stock; (ii) stock appreciation rights, which may be granted in tandem with or independently of stock options; (iii) restricted stock and restricted units; (iv) incentive stock and incentive units; and (v) stock in lieu of cash. The aggregate number of shares that may be issued under the 2004 Plan shall not exceed (a) 759,732 shares, plus (b) such additional shares of Common Stock as are represented by Awards previously granted under the 1999 Plan which are cancelled or expire after the date of stockholder approval of this Plan without delivery of shares of stock by the Company.

      Administration. The 2004 Plan will be administered by a committee that will be made up of directors who are not employees of the Company and whose membership on the committee (i) does not adversely impact the Company's ability to deduct compensation payments made under the Plan and (ii) will permit recipients of awards to avail themselves of exemptions under federal securities laws.

      Eligibility and Extent of Participation. The 2004 Plan provides for discretionary grants of awards to officers of the Company within the meaning of Rule 16a-1(f) of the Exchange Act and to other employees and consultants of the Company. Directors who are non-employees are prohibited from participating in the plan. The maximum number of shares for which options or stock appreciation rights may be granted to any one participant in a calendar year is 500,000 of the shares of Common Stock available under the Plan.

      Stock Options. Under the Plan, the compensation committee may grant both incentive and non-incentive stock options for Common Stock of the Company. The options generally will have a term of ten years and will become exercisable in three equal installments commencing on the first anniversary of the date of grant. The purchase price per share payable upon exercise of an option will be established by the compensation committee; provided, however, that such option exercise price may be no less than the fair market value of a share of Common Stock on the date of grant. The option exercise price is payable by one of the following methods or a combination of methods to the extent permitted by the compensation committee: (i) in cash or its equivalent, or (ii) subject to the approval of the compensation committee, in shares of Common Stock owned by the participant for at least six months prior to the date of exercise. The compensation committee may provide that a participant who delivers shares of Common Stock to exercise an option when the market value of the Common Stock exceeds the exercise price of the option will be automatically granted reload options for the number of shares delivered to exercise the option. Reload options will be subject to the same terms and conditions as the related option except that the exercise price will be the fair market value on the date the reload option is granted and such reload option will not be exercisable for six months.

      Stock Appreciation Rights. The compensation committee may grant stock appreciation rights in tandem with or independently of a stock option. Stock appreciation rights entitle the participant to receive the excess of the fair market value of a stated number of shares of Common Stock on the date of exercise over the base price of the stock appreciation right. The base price may not be less than 100% of the fair market value of the Common Stock on the date the stock appreciation right is granted. The compensation committee will determine when a stock appreciation right is exercisable, the method of exercise, and whether settlement of the stock appreciation right is to be made in cash, shares of Common Stock or a combination of cash and shares.

      Restricted Stock and Restricted Units. The compensation committee may grant awards in the form of restricted stock and restricted units. For purposes of the Plan, restricted stock is an award of Common Stock and a restricted unit is a contractual right to receive Common Stock (or cash based on the fair market value of Common stock). Such awards are subject to such terms and conditions, if any, as the compensation committee deems appropriate. Unless otherwise determined by the compensation committee, participants are entitled to receive either currently or at a future date, dividends or other distributions paid with respect to restricted stock and, if and to the extent determined by the compensation committee, either to be credited with or receive currently an amount equal to dividends paid with respect to the corresponding number of shares covered by restricted units. Restricted stock and restricted units become vested and nonforfeitable and the restricted period shall lapse upon the third anniversary of the date of grant unless the compensation committee determines otherwise.

      Incentive Stock and Incentive Units. The Plan allows for the grant of awards in the form of incentive stock and incentive units. For purposes of the plan, incentive stock is an award of Common Stock and an incentive unit is a contractual right to receive Common Stock. Such awards will be contingent upon the attainment, in whole or in part, of certain performance objectives over a period to be determined by the compensation committee. With regard to a particular performance period, the compensation committee has the discretion, subject to the plan's terms, to determine the terms and conditions of such awards, including the performance objectives to be achieved during such period and the determination of whether and to what degree such objectives have been attained. Unless otherwise determined by the compensation committee, participants are entitled to receive, either currently or at a future date, all dividends and other distributions paid with respect to the incentive stock and, if and to the extent determined by the compensation committee, either to be credited with or receive currently an amount equal to dividends paid with respect to the corresponding number of shares covered by the incentive units.

      Stock in Lieu of Cash. The Plan authorizes the compensation committee to grant awards of Common Stock to executive officers in lieu of all or a portion of an award otherwise payable in cash pursuant to any bonus or incentive compensation plan of the company, based on the fair market value of the Common Stock.

      Amendment and Termination. The Plan will terminate not later than ten years from the date of its adoption. The board of directors or the compensation committee may amend, suspend or terminate the Plan or any portion of it at any time. However, no amendment may be made to the Plan without shareholder approval if such amendment would (1) increase the number of shares of Common Stock subject to the Plan, (2) change the price at which awards may be granted, or (3) remove the administration of the Plan from the compensation committee.

FEDERAL INCOME TAX CONSIDERATIONS

      The following summary of the federal income tax consequences of 2004 Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss, state, local or non-U.S. tax consequences except as set forth below.

      Nonqualified Stock Options. The grant of a nonqualified stock option under the 2004 Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

      Incentive Stock Options. Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (referred to as the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

      In the year of the disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

      Restricted Stock. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

      Recipients of restricted stock may make an election under Section 83(b) of the Code ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

      Stock Appreciation Rights. Recipients of stock appreciation rights ("SARs") generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such exercise. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of an SAR. Participants will recognize gain upon the disposition of any shares received on exercise of an SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

      We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

      Restricted Stock Units. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

      We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

ISRAELI INCOME TAX CONSIDERATIONS

      The following summary of the income tax consequences for our employees residing in the State of Israel of options granted under the 2004 Plan is based upon Israeli income tax laws in effect on the date of this Proxy Statement. These tax consequences will not apply in any way to individuals who are not residents of the State of Israel or who are not deemed to be residents of the State of Israel for the payment of tax

Approved 102 Options

      Approved 102 Options are governed by Section 102(b) of Israel's Income Tax Ordinance [New Version], 1961 (the "Ordinance") and will be held by a trustee for the benefit of the option holders for the requisite holding period under
Section 102, which is two years following the end of the tax year in which the options were granted to the optionee, with respect to a CGA (as defined below) and which is one year following the end of the tax year in which the options were granted to the optionee, with respect to an OIA (as defined below). Under current tax laws in effect in the State of Israel, the optionees will not be required to recognize income for Israeli income tax purposes at the date of grant of Approved 102 Options nor at the date of exercise of such options. The release of an Approved 102 Option (or of a share received on the exercise thereof) from the trustee to the optionee, or the sale of an Approved 102 Option (or of a share received on the exercise thereof), whichever is earlier, is a taxable event under Israeli law. The grant of Approved 102 Options is subject to approval by Israel's Income Tax Authorities. In addition, CGAs and OIAs may not be granted simultaneously, and our election of the type of Approved 102 Options to be granted under the Plan has to be filed with the Israeli Tax Authorities at least 30 days before the first date of grant of Approved 102 Options. Such election will become effective as of the first date of grant of an Approved 102 Option under the Plan and shall remain in effect at least until the end of the year following the year during which we first granted an Approved 102 Option. Our election shall not prevent us from also granting Unapproved 102 Options at any time or from time to time. Approved 102 Options may either be classified as a capital gain option ("CGA") or an ordinary income option ("OIA").

      CGA

      With respect to a CGA, the optionee will realize a capital gain in an amount equal to the spread between (i) the fair market value of the share purchased upon such exercise, on the date such share is sold or released from trust, as the case may be, and (ii) the exercise price of the option. Capital gains realized will be taxed at a flat rate of 25%. In cases where the exercise price of options is lower than the fair market value of the company's shares on the date of grant, the excess of the fair market value of the shares on the date of grant over the exercise price (the "Rebate") shall be considered as compensation income. Upon the sale of shares received following the exercise of options or upon release from the trust, whichever is earlier, the taxable gain shall be taxed in two parts:

      o The Rebate will be taxable as ordinary income, and the optionee will be subject to social taxes and income tax rates will be determined in accordance with the optionee's marginal tax rates; and

      o The difference between (i) the fair market value of the share on the date such shares were sold or released from the trust, as the case may be, and (ii) the exercise price of the option (plus the Rebate) shall be taxable as capital gain at a flat rate of 25%. Furthermore, the capital gains upon the sale of the shares will not be subject to Israeli social taxes.

      For so long as the shares received upon exercise of the options are held in trust, there will be no taxable event. However, if such shares are transferred from the trust to the optionee, a taxable event will then occur. If the optionee then sells such shares, a second taxable event will occur. To the extent the shares received following the exercise of options are sold during the holding period required under Section 102 of the Ordinance, the taxable gain will be considered as ordinary income and will be liable for social taxes. Income tax rates will be determined in accordance with the optionee's marginal tax rates.

      OIA

      With respect to an OIA, the optionee will recognize compensation income, taxable as ordinary income in an amount equal to the difference between (i) the fair market value of the share purchased upon such exercise, on the date such share is sold or released from trust, as the case may be, and (ii) the exercise price of the option. Furthermore, the compensation income upon the sale of the shares will be subject to Israeli social taxes. Income tax rates will be determined in accordance with the optionee's marginal tax rates. For so long as the shares received upon exercise of the options are held in trust, there will be no taxable event. However, if such shares are transferred from the trust to the optionee, a taxable event will then occur. If the optionee then sells such shares, a second taxable event will occur. To the extent the shares received following exercise of options are sold during the trust period applicable to OIAs, the optionee will recognize ordinary income at the time of such sale or transfer equal to the higher of the tax liability on the grant date or the tax liability upon disposition or transfer.

Unapproved 102 Options

      Unapproved 102 Options are governed by Section 102(c) of the Ordinance and are not required to be held by a trustee. With respect to non-traded options, the optionee will recognize compensation income, taxable as ordinary income at his or her marginal tax rate upon the sale of shares received following the exercise of options. Furthermore, the compensation income upon the sale of the shares will be subject to Israeli social taxes.

NEW PLAN BENEFITS

      As of the date of this Proxy Statement, no executive officer or employee and no associate of any executive officer or employee, has been granted any awards, subject to stockholder approval of the proposed 2004 Plan. Because the plan administrator will make future awards at its discretion, we cannot determine the number of options and other awards that may be awarded in the future to eligible participants.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2004 STOCK INCENTIVE PLAN.

                                   PROPOSAL 3
            ADOPTION OF 2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                 (NOTICE ITEM 3)

GENERAL

      We are asking our stockholders to approve our 2004 Non-Employee Director Stock Option Plan (the "2004 Directors Plan"). On September 23, 2004, the Company's Board of Directors approved, subject to approval of our stockholders at the Meeting, the 2004 Directors Plan. The aggregate number of shares of Common Stock that may be issued under the 2004 Directors Plan shall not exceed
(a) 351,216 shares (which represents 600,000 shares of Common Stock reserved under the 1999 Directors Compensation Plan (the "1999 Directors Plan") less the amount of shares represented by Options previously granted under the 1999 Directors Plan and exercised or outstanding as of September 28, 2004) plus (b) such additional shares of Common Stock as are represented by Options previously granted under the 1999 Directors Plan which are cancelled or expire after the date of stockholder approval of this Plan without delivery of shares of stock by the Company. If the stockholders approve the 2004 Directors Plan, it will replace our 1999 Directors Plan which will be terminated, except with respect to outstanding options previously granted thereunder. As of September 28, 2004, no options have been granted under the 2004 Directors Plan. Because our non-employee directors are otherwise eligible to receive option grants under the 2004 Directors Plan, they have an interest in this proposal.

MATERIAL FEATURES OF THE 2004 DIRECTORS PLAN

      The following paragraphs provide a summary of the principal features of our 2004 Directors Plan and its operation. The following summary is qualified in its entirety by reference to the 2004 Directors Plan as set forth in Appendix C.

      The purposes of the 2004 Directors Plan are to enable us to attract, maintain and motivate qualified directors and to enhance a long-term mutuality of interest between our directors and shareholders of our Common Stock by granting our directors options to purchase our shares.

      General. The Directors Plan provides for the automatic grant of nonstatutory stock options. Options granted under the Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The aggregate number of shares of Common Stock that may be issued under the 2004 Directors Plan shall not exceed (a) 351,216 shares, plus (b) such additional shares of Common Stock as are represented by Options previously granted under the 1999 Directors Plan which are cancelled or expire after the date of stockholder approval of this Plan without delivery of shares of stock by the Company. Shares subject to any option granted under the 2004 Directors Plan, or under the 1999 Directors Plan, which expire or are terminated or canceled prior to exercise will be available for future grants under the 2004 Directors Plan.

      Administration. The 2004 Directors Plan shall be administered by the Board. The Board may delegate its powers and functions hereunder to a duly appointed committee of the Board. The Board shall have full authority to interpret the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan; to incorporate in any option agreement such terms and conditions, not inconsistent with the Plan, as it deems appropriate; to construe the respective option agreements and the Plan; and to make all other determinations and to take such steps in connection with the Plan as the Board, in its discretion, deems necessary or desirable for administering the Plan.

      Non-Discretionary Grants

      Initial Option Awards. Each director who is not an employee of the Company will be granted options to acquire 10,000 shares of Common Stock on the date he or she joins the Board.

      Subsequent Option Awards. On the first business day after each annual meeting of stockholders of the Company occurring during the term of the Plan commencing with the Meeting, each non-employee director who meets the guidelines for Board service and who continues to be a non-employee director following such annual meeting shall automatically be granted an option to purchase 10,000 shares of Common Stock; provided that no Subsequent Option Award shall be made to any non-employee director who has not served as a director of the Company, as of the time of such annual meeting, for at least six months.

      Committee Chairman Awards. Each non-employee director who is appointed as chairman of a standing committee of the Board (and has not served as the chairman of such committee immediately prior to the appointment) shall be automatically granted an option to purchase 10,000 shares of Common Stock on the date of such appointment. Each non-employee director who serves as a chairman of the full Board or of a standing committee of the Board other than the audit committee, and who meets the guidelines for Board service, immediately following each annual meeting of the Company's stockholders, commencing with the Meeting, shall be granted an option to purchase an additional 10,000 shares of Common Stock; provided that no Committee Chairman Award shall be made to: any non-employee director who has not served as a director of the Company, as of the time of such annual meeting, for at least six months, and no Committee Chairman Award shall be made to any Eligible Director who has received a Committee Chairman award for such service on the same committee within the past six months.

      Audit Committee Service Awards. Each non-employee director who is appointed as a member of the audit committee of the Board (and has not served as a member of such committee immediately prior to that appointment) shall be automatically granted an option to purchase 10,000 shares of Common Stock on the date of such appointment. Each non-employee director who serves as a member of the audit committee of the Board, and who meets the guidelines for Board service, immediately following each annual meeting of the Company's stockholders, commencing with the Meeting, shall be granted an option to purchase an additional 10,000 shares of Common Stock; provided that: no Audit Committee Service Award shall be made to any non-employee director who has not served as a director of the Company, as of the time of such annual meeting, for at least six months, and no Audit Committee Award shall be made to any Eligible Director who has received an Audit Committee award for such service within the past six months. In addition, the chairman of the audit committee of the Board shall be granted an additional option to purchase 5,000 shares of Common Stock.

      Annual Limitation. Notwithstanding the foregoing, a non-employee director shall receive a maximum of options to purchase 30,000 shares of Common Stock during any single calendar year.

      Exercise Price. The exercise price per share of Common Stock of each option granted pursuant to the Plan shall be equal to the fair market value per share on the date of grant.

      Option Term. If not previously exercised, each option shall expire on the earlier of (i) the tenth anniversary of the date of the grant thereof and (ii) on the first anniversary of the termination of the non-employee director's status as a director of the Company.

      Exercisability. Each option granted under the Plan shall become fully vested and exercisable on the first anniversary of the date of grant.

      Change in Control. Notwithstanding anything to the contrary in the Plan, options granted pursuant to the Plan will become exercisable in full upon a "change in control." A "change in control" shall arise if, at any time while the non-employee director is a member of the Company's Board any one or more of the following events occurs:

      (i) The Company is merged, consolidated or reorganized into or with another corporation, or other entity and, as a result thereof, less than 50% of the outstanding stock or other capital interests of the surviving, resulting or acquiring corporation, person, or other entity is owned, in the aggregate, by the stockholder or stockholders of the Company immediately prior to such merger, consolidation or reorganization;

      (ii) The Company sells all or substantially all of its business or assets (or both) to any other corporation, person, or other entity, less than 50% of the outstanding, voting stock or other capital interests of which are owned, in the aggregate, by the stockholders of the Company, directly or indirectly, immediately prior to or after such sale; or

      (iii) Any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than a Person who is an affiliate as of the effective date of the Plan becomes the "Beneficial Owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities (excluding for this purpose the Company or its Affiliates or any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve.

      Transferability of Awards. No option under the Plan shall be transferable by the non-employee otherwise than by will or under the applicable laws of descent and distribution, unless such transfer shall be (a) acceptable under Rule 16b-3 and is approved by the Board or its authorized delegate or (b) if the option agreement pursuant to which an option is made so provides, by gift or domestic relations order, to (i) the spouse, children or grandchildren of such non-employee director (collectively, "Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members, or (iii) a partnership or limited liability company in which such Family Members and trusts for the exclusive benefit of such Family Members are the only partners or members, as the case may be.

      Termination and Amendment. This Plan shall terminate at the close of business on September 23, 2014, unless sooner terminated by action of the Board or stockholders of the Company. The Board at any time or from time to time may amend this Plan to effect (i) amendments necessary or desirable in order that this Plan and the options granted thereunder shall conform to all applicable laws and regulations and (ii) any other amendments deemed appropriate. Notwithstanding the foregoing, (i) the provisions of the Plan relating to (A) the number of shares to be granted under the Plan or subject to any option granted to any non-employee director, (B) the timing of any option grant and (C) the material terms of any such option (including, without limitation, the time of any such grant) may not be amended without the approval of the Company's stockholders and (ii) the Board may not effect any amendment that would require the approval of the stockholders of the Company under any applicable laws or the listing requirements of The Nasdaq Stock Market (if applicable to the Company at the time such amendment is adopted or will be effective) unless such approval is obtained.

FEDERAL INCOME TAX CONSIDERATIONS

      The following summary of the federal income tax consequences of 2004 Directors Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss, state, local or non-U.S. tax consequences.

      Nonqualified stock options granted under the 2004 Directors Plan generally have the following federal income tax consequences.

      The grant of a nonqualified stock option under the 2004 Directors Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. If the participant becomes an employee, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

NEW PLAN BENEFITS

      The following table shows the estimated awards to be issued under the 2004 Directors Plan following the Meeting during the remainder of 2004 (and each subsequent calendar year) to all current director nominees who are not executive officers. In the event the 2004 Plan is not approved by our stockholders, the estimated awards set forth in the following table will not be issued under the 2004 Plan.

                                NEW PLAN BENEFITS
                  2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
               --------------------------- ----------------------
                   NAME AND POSITION           NUMBER OF SHARES
               --------------------------- ----------------------
               Non-Executive Directors          130,000 - 170,000
               --------------------------- ----------------------


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2004 DIRECTORS PLAN.

                                   PROPOSAL 4
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                                 (NOTICE ITEM 4)

      Subject to ratification by our stockholders, on the recommendation of the Audit Committee, the Board has reappointed Brightman Almagor & Co., a member firm of Deloitte & Touche, as independent auditors to audit our financial statements for the fiscal year ending December 31, 2004.

      Representatives of Brightman Almagor & Co. are invited to the Meeting and will have an opportunity to make a statement if they so desire and may be available to respond to appropriate questions.

      The ratification of the selection of Brightman Almagor & Co. as our independent auditors for the fiscal year ending December 31, 2004 will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Meeting, in person or represented by proxy, and entitled to vote. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effective as a vote against the proposal; broker non-votes will be disregarded and will have no effect on the outcome of the vote.

      THE BOARD BELIEVES THAT A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT BY THE BOARD OF THE INDEPENDENT AUDITORS AS DESCRIBED ABOVE IS IN THE BEST INTERESTS OF OUR STOCKHOLDERS AND US AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" SUCH PROPOSAL.


AUDIT AND NON-AUDIT FEES

      The following table presents fees for professional audit services rendered by Brightman Almagor & Co. for the audit of the Company's annual financial statements for the years ended December 31, 2003, and December 31, 2002, and fees billed for other services rendered by Brightman Almagor & Co. during those periods.

                                                 2003           2002
                                               --------       --------
            AUDIT FEES                         $ 54,000       $ 54,000
            AUDIT RELATED FEES                    4,000          4,000
            TAX FEES                                 --             --
            ALL OTHER FEES                           --             --
            ----------------------------------------------------------
            TOTAL                              $ 58,000       $ 58,000
            ----------------------------------------------------------

      In the above table, in accordance with the SEC's definitions and rules, "audit fees" are fees we paid Brightman Almagor & Co. for professional services for the audit of our annual financial statements and review of financial statements included in our quarterly reports filed with the SEC, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits and consultation regarding financial accounting and/or reporting standards; "audit-related fees" are fees billed by Brightman Almagor & Co. for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including due diligence related to a potential merger; "tax fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees billed by Brightman Almagor & Co for any services not included in the first three categories.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

      Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

      Prior to engagement of the independent auditor for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

      1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

      2. Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

      3. Tax services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

      4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

      Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

      The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.


EXECUTIVE OFFICERS

      Set forth below is a brief description of the present and past business experience of each of the persons who serve as our executive officers or key employees who are not also serving as directors.

      PAUL C. WHITE, 42 - Chief Financial Officer and Secretary. Mr. White has served as our Chief Financial Officer since September 2000 and is responsible for corporate finance and all financial aspects of our operations, including accounting, tax, treasury, financial analysis, billing, internal audit, investor relations, real estate and procurement functions. Mr. White brings a vast array of experience in both the telecommunications and Internet industries. Mr. White cultivated his expertise in both telecommunications and the Internet with senior level positions at Tangoe Inc. (formerly TelecomRFQ, Inc.,) a leading provider of enterprise-wide Telecommunications Expense Management software , where he served as President and Chief Executive Officer, Buyersedge.com, an on-line consumer services "reverse-auction' company, where he served as Vice President of Operations & Finance, and at Southern New England Telecommunications (SNET), the SBC Communications, Inc. subsidiary, where he served as Director of IT Strategy & Finance, Director of Corporate Development and Director of Finance & Business Development between 1995 and 1999. Mr. White has also worked in senior level positions at Ernst & Young, LLP and Arthur Andersen, LLP. Mr. White has a BBA and an MBA from Hofstra University, as well as a CPA.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

      The following table sets forth certain summary information concerning the compensation paid or awarded for services rendered during each of our last three fiscal years to our chief executive officer and each of our other most highly compensated executive officers in 2001, 2002 and 2003 whose total salary and bonus exceeded $100,000. These two executive officers are referred to in this report as "named executive officers".


                                                       ANNUAL COMPENSATION          LONG-TERM COMPENSATION
                                                     ------------------------    --------------------------
                                                                                 SECURITIES
                                                                                 UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR     SALARY ($)     BONUS ($)    OPTIONS (#)   COMPENSATION
-----------------------------------------   ----     ----------     ---------    -----------   ------------
Shimmy Zimels (1)                           2003        180,000            --         85,000             --
    President and Chief Executive Officer   2002        182,335            --        100,000             --
   and former Chief Operating Officer.....  2001        214,395            --         80,000             --
                                            2003        180,000            --         65,000             --
Paul C. White                               2002        182,335            --        100,000             --
  Chief Financial Officer.................  2001        201,391            --             --             --


OPTION GRANTS DURING 2003

      The following table sets forth information regarding each stock option granted during fiscal year 2003 to each of the named executive officers.

                                                                                             POTENTIAL REALIZABLE
                                                                                                   VALUE AT
                                                        % OF                                    ASSUMED RATES
                                   SHARES OF       TOTAL OPTIONS   EXERCISE                      OF STOCK PRICE
                                  COMMON STOCK       GRANTED TO     PRICE                   APPRECIATION FOR OPTION
                               UNDERLYING OPTION    EMPLOYEES IN  PER SHARE  EXPIRATION          OPTION TERM(2)
NAME                             GRANTED (#)(1)      FISCAL YEAR    ($/SH)      DATE           5%           10%
-------------------------------------------------------------------------------------------------------------------
Shimmy Zimels .............               85,000            24.7%      1.75    11/04/10    $  60,556     $  141,122
Paul C. White..............               65,000            18.9%      1.75    11/04/10    $  46,308     $  107,917

(1) The options were granted pursuant to the Company's 1999 Stock Incentive Plan. The options granted to the named executive officers are non-qualified stock options and vest annually in three equal installments commencing one year from the date of grant.

(2) The amounts shown in this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionee's continued employment through the option period and the date on which the options are exercised.

OPTION EXERCISES IN FISCAL 2003 AND YEAR-END OPTION VALUES

      The following table sets forth information for the named executive officers with respect to option exercises during 2003 and the value as of December 31, 2003 of unexercised in-the-money options held by each of the named executive officers.

                                                                             NUMBER OF
                                                                             SECURITIES          VALUE OF
                                                                             UNDERLYING        UNEXERCISED
                                                                            UNEXERCISED        IN-THE-MONEY
                                                                             OPTIONS AT         OPTIONS AT
                                        SHARES                              YEAR END (#)       YEAR-END ($)
                                       ACQUIRED          VALUE              EXERCISABLE        EXERCISABLE
NAME                                ON EXERCISE(#)      REALIZED($)        /UNEXERCISABLE     /UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------
Shimmy Zimels..............                   --              --          417,271/151,667    407,783/226,117
Paul C. White..............                   --              --          193,333/131,667    310,553/202,717

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2003:

     ----------------------------- ----------------------------- --------------------------------- ---------------------------------
                                                                                                   NUMBER OF SECURITIES REMAINING
                                   NUMBER OF SECURITIES TO BE                                      AVAILABLE FOR FUTURE ISSUANCE
                                   ISSUED UPON EXERCISE OF       WEIGHTED AVERAGE EXERCISE PRICE   UNDER EQUITY COMPENSATION PLANS
                                   OUTSTANDING OPTIONS, WARRANTS OF OUTSTANDING RIGHTS             (EXCLUDING SECURITIES REFLECTED
     PLAN CATEGORY                 AND RIGHTS                    WARRANTS AND RIGHTS               IN FIRST COLUMN)
     ----------------------------- ----------------------------- --------------------------------- ---------------------------------
     Equity Compensation Plans                2,753,130                       $2.55                           1,515,846
     Approved by Security
     Holders (1)
     ----------------------------- ----------------------------- --------------------------------- ---------------------------------
     Equity Compensation Plans
     not Approved by Security
     Holders                                     N/A                           N/A                               N/A
     ----------------------------- ----------------------------- --------------------------------- ---------------------------------
     Total                                    2,753,130                       $2.55                           1,515,846
     ----------------------------- ----------------------------- --------------------------------- ---------------------------------

      (1) These plans consist of our 1999 Stock Incentive Plan, 1999 Directors' Plan, and 1999 Employee Stock Purchase Plan.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Executive compensation decisions in 2003 were made by the Compensation Committee. During 2003, no interlocking relationship existed between our Board and the board of directors or compensation committee of any other company.


DIRECTOR COMPENSATION

      At our Annual Meeting on December 8, 2003, each of our non-employee directors became eligible to receive $10,000 for their services as directors, through the next annual meeting date. We anticipate paying $10,000 to each non-employee director in 2004 following the Meeting.

      Directors are reimbursed for the expenses they incur in attending meetings of the Board and Board committees. Under our 1999 Directors' Plan, each "new" director (i.e., a director that was not on the board in the previous year) who is not our employee receives options to purchase 24,848 shares of Common Stock on the date such director is initially elected to the Board. In addition, under our 1999 Directors' Plan, each "existing" non-employee director (i.e., a director that was on the board in the previous year) will be eligible to receive on an annual basis options to purchase 10,000 shares of Common Stock on the date such director is re-elected to the Board. In all cases, the exercise price is equal to the fair market value on the date of grant at the time of our Annual Meeting.

      Under the 1999 Directors' Plan, on the first business day following each annual meeting of our stockholders during the term of the Directors' Plan, each existing director who is not our employee is granted options to acquire 10,000 shares of our Common Stock with an exercise price per share equal to the fair market value of a share of our Common Stock on the date of grant. These options have a seven-year term and become exercisable on the first anniversary of the date of grant. Each individual who becomes a new director will be granted options to acquire 24,848 shares of our Common Stock with an exercise price per share equal to the fair market value on the date of grant. These options have a seven-year term and will be immediately exercisable. The maximum number of shares that may be issued under the Directors' Plan is 600,000 shares of Common Stock. The plan will terminate December 31, 2009, unless sooner terminated by our stockholders.

      We are asking our stockholders to approve our 2004 Non-Employee Director Stock Option Plan (the "2004 Directors Plan") at the Meeting. If the stockholders approve the 2004 Directors Plan, it will replace our 1999 Directors Plan which will be terminated, except with respect to outstanding options previously granted thereunder.


EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

      We currently have employment agreements in place with Messrs. Zimels and White, each with the following principal terms:

      o The agreements, dated as of April 26, 2004, and are effective until August 31, 2006, and March 31, 2007, for Messrs. Zimels and White, respectively, and shall thereafter be automatically extended for the same duration on the expiration date and on each expiration date thereafter unless either party provides the other party with written notice of non-renewal at least 90 days prior to expiration of a term, provided that the executive provides notice of renewal to the Compensation Committee six (6) months prior to expiration of the term.

      o Pursuant to the agreements, Mr. Zimels and Mr. White are entitled to receive a base salary of $239,000 and $226,000, respectively. Such base salary shall be increased on each January 1, commencing January 1, 2005, by an amount equal to his base salary then in effect, multiplied by the applicable cost of living index during the prior year. The employee's base salary, as adjusted for cost of living increases, may be further increased at the option and in the discretion of the Board.

      o The employee's options are immediately exercisable in full upon a change of control. The employee's options, following any termination of the employee's employment, other than for cause, remain exercisable for the lesser of two years and the remaining term of his options.

      o If employee's employment is terminated by us without cause or by the employee for good reason (which includes, without limitation, a reduction in salary and/or bonus opportunity, a change of control and a material reduction in duties and responsibilities), the employee is entitled to receive previously earned, but unpaid salary, vested benefits and a payment equal to his base salary as in effect immediately prior to the termination date.

      o If employee dies or is unable to perform his duties, he or his representative, estate or beneficiary will be paid, in addition to any previously earned but unpaid salary and vested benefits, 12 months' total base salary reduced, in the case of disability, by any disability benefits he receives.

      On March 31, 2002, Messrs. White and Zimels each took a voluntary pay reduction for an unspecified time, from their then current salaries of $213,210, and $213,210, respectively, to $180,000 each. Messrs. Zimels' and White's have kept their voluntary pay reduction in effect at $180,000 each, whereas their current contractual salaries had increased to $232,650 and $220,242, respectively, for 2003, due to a cost-of-living increase clause included in their respective contracts.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee is responsible for recommending to the Board of Directors the overall executive compensation strategy of the Company and for the ongoing monitoring of the compensation strategy's implementation. In addition to recommending and reviewing the compensation of the executive officers, it is the responsibility of the Compensation Committee to recommend new incentive compensation plans and to implement changes and improvements to existing compensation plans, including the 1999 Stock Incentive Plan, the 1999 Performance Incentive Plan, the 1999 Employee Stock Purchase Plan and the 1999 Directors' Plan. The Compensation Committee makes its compensation determinations based upon its own analysis of information it compiles and the business experience of its members.

Overall Policy

      The Compensation Committee believes that the stability of the Company's management team, as well as the Company's ability to continue to incentivize management and to attract and retain highly qualified executives for its expanding operations, will be a contributing factor to the Company's continued growth and success. In order to promote stability, growth and performance, and to attract new executives, the Company's strategy is to compensate its executives with an overall package that the Company believes is competitive with those offered by similarly situated companies and which consists of (i) a stable base salary set at a sufficiently high level to retain and motivate these officers but generally targeted to be in the lower half of its peer group comparables, (ii) an annual bonus linked to the Company's overall performance each year and to the individual executive's performance each year and (iii) equity-related compensation which aligns the financial interests of the Company's executive officers with those of the Company's stockholders by promoting stock ownership and stock performance through the grant of stock options and stock appreciation rights, restricted stock and other equity and equity-based interests under the Company's various plans.

      Executive officers are also entitled to customary benefits generally available to all employees of the Company, including group medical and life insurance. Base salary, bonuses and benefits are paid by the Company and its subsidiaries.

Federal Income Tax Deductibility of Executive Compensation

      Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the amount of compensation a publicly held corporation may deduct as a business expense for Federal income tax purposes. The limit, which applies to a company's chief executive officer and the four other most highly compensated executive officers, is $1 million (the "Deductibility Limit"), subject to certain exceptions. The exceptions include the general exclusion of performance-based compensation from the calculation of an executive officer's compensation for purposes of determining whether his or her compensation exceeds the Deductibility Limit. The Compensation Committee has determined that compensation payable to the executive officers should generally meet the conditions required for full deductibility under section 162(m) of the Code. While the Company does not expect to pay its executive officers compensation in excess of the Deductibility Limit, the Compensation Committee also recognizes that in certain instances it may be in the best interest of the Company to provide compensation that is not fully deductible.

Base Salary

      The base salaries for the named executive officers are based upon employment agreements between the Company and such officers.

Annual Incentive Bonuses

      The Board of Directors approved the 1999 Performance Incentive Plan established by RSL COM. The Company established the Performance Incentive Plan to enable the Company and its subsidiaries to attract, retain, motivate and reward the best qualified executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to the Company's performance. The Performance Incentive Plan is effective through and including the year 2005, unless extended or earlier terminated by the Board of Directors. As part of the Performance Incentive Plan, the Compensation Committee may determine that any bonus payable under the Performance Incentive Plan be paid in cash, in shares of Common Stock or in any combination thereof, provided that at least 50% of such bonus is required to be paid in cash. In addition, the Performance Incentive Plan permits a participant to elect to defer payment of his or her bonus on terms and conditions established by the Compensation Committee. No more than 400,000 shares of Common Stock may be issued under the Performance Incentive Plan.

      Under the 1999 Performance Incentive Plan, bonuses may be payable if the Company meets any one or more of the following performance criteria, which are set annually by the Compensation Committee: (i) revenues; (ii) operating income;
(iii) gross profit margin; (iv) net income; (v) earnings per share; (vi) maximum capital or marketing expenditures; or (vii) targeted levels of customers.

      Under the 1999 Performance Incentive Plan, bonus amounts are determined as follows: if 100% of such targets are achieved, the bonus potentially payable to participants will generally equal 35% of their base salary for such year, if 80% of such targets are achieved, the bonus potentially payable to participants will generally equal 25% of their base salary for such year, and if less than 80% of such targets are achieved, the participants will generally not be entitled to receive any bonus for such year. To the extent the Company's results exceed 80% of the targets but is less that 100% of the targets, the amount of the bonus payable to participants will be adjusted proportionately based on where such results fall within the ranges set forth above. Any such bonus will consist of two components. Fifty percent of the amount determined pursuant to the formula described above will be payable if the targets are achieved. Up to an additional 50% of such amount will be payable in the discretion of the Compensation Committee. In addition, the 1999 Performance Incentive Plan permits the Compensation Committee to grant discretionary bonuses to participants, notwithstanding that a bonus would not otherwise be payable under the 1999 Performance Incentive Plan, to recognize extraordinary individual performance.

      With respect to 2003, there were no bonuses awarded to any executive officer, under the 1999 Performance Incentive Plan. Pursuant to the terms of the 1999 Performance Incentive Plan, any awards would have been paid in the current year, promptly following the completion of the audit of the Company's 2003 financial statements.

Long-Term Incentive Compensation

      The Company reinforces the importance of producing satisfactory returns to stockholders over the long term through the operation of the 1999 Stock Incentive Plan and the 1999 Directors' Plan. For a discussion relating to the 1999 Directors' Plan, refer to the section entitled "1999 Directors' Plan" in this annual report. Grants of stock, stock options, stock unit awards and stock appreciation rights under such plans provide executives with the opportunity to acquire an equity interest in the Company and align the executive's interest with that of the stockholders to create stockholder value as reflected in growth in the market price of the Common Stock.

1999 Stock Incentive Plan

      The Board of Directors adopted the 1999 Stock Incentive Plan in conjunction with the Company's initial public offering. The purposes of the 1999 Stock Incentive Plan are to foster and promote the long-term financial success of the Company and materially increase stockholder value by (i) motivating superior performance by means of performance-related incentives, (ii) encouraging and providing for the acquisition of an ownership interest in the Company by executive officers and other key employees and (iii) enabling the Company to attract and retain the services of an outstanding management team upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

      Under the 1999 Stock Incentive Plan, the Compensation Committee is authorized to grant options for up to 4,000,000 shares of Common Stock. This represented, upon completion of the initial public offering, approximately 15% of the outstanding shares of the Company, on a fully diluted basis. Options granted under the 1999 Stock Incentive Plan are to be granted to certain officers of the Company and to other employees and consultants of the Company. Directors who are non-employees of the Company are prohibited from participating in the 1999 Stock Incentive Plan.

      The 1999 Stock Incentive Plan is administered by the Compensation Committee and provides for the grant of (i) incentive and non-incentive stock options to purchase Common Stock; (ii) stock appreciation rights, which may be granted in tandem with or independently of stock options; (iii) restricted stock and restricted units; (iv) incentive stock and incentive units; (v) deferred stock units; and (vi) stock in lieu of cash. The maximum number of shares for which options or stock appreciation rights may be granted to any one participant in a calendar year is 600,000. As of December 31, 2003, the Company has granted options to acquire an aggregate of 2,822,311 shares of Common Stock.

Chief Executive Officer's Fiscal 2003 Compensation

      Mr. Shimmy Zimels was our chief executive officer for all of 2003. Under the terms of his employment agreement, Mr. Zimels was entitled to receive an aggregate annual base salary of $232,650. However, during 2003, Mr. Zimels received an aggregate annual base salary of $180,000, due to his voluntary pay reduction, and his participation in the 1999 Performance Incentive Plan resulted in no bonus compensation for 2003.


                                                Submitted by:

                                                The Compensation Committee
                                                Amir Gera
                                                Joshua Maor

                             STOCK PERFORMANCE CHART

      The following chart compares the cumulative total stockholder return on our Common Stock from the date of our initial public offering (November 22, 1999) through December 31, 2003 with the cumulative total return on The Nasdaq Stock Market (U.S.) Index and the Nasdaq Telecommunications Index. For purposes of the chart, it is assumed that the value of the investment in our Common Stock and each index was $100 on November 22, 1999. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.


                COMPARISON OF 50 MONTH CUMULATIVE TOTAL RETURN*
        AMONG DELTATHREE.COM, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                    AND THE NASDAQ TELECOMMUNICATIONS INDEX

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]



                                                                         CUMULATIVE TOTAL RETURN
                                ----------------------------------------------------------------------------------------------
                                11/23/99     12/99       3/00       6/00      9/00     12/00       3/01      6/01        9/01
                                --------- --------- ---------- ---------- --------- ---------  --------- --------- -----------
Deltathree, Inc.                $  100.00 $  171.67 $   139.59 $    97.09     24.17      7.92       8.33      4.93        5.33
Nasdaq Stock Market (U.S.)         100.00    121.58     136.57     118.74    109.49     73.31      54.71     64.52       44.77
Nasdaq Telecommunications Market   100.00    113.28     120.35      94.98     75.76     48.24      42.51     40.28       29.34

                                ----------------------------------------------------------------------------------------------
                                   12/01      3/02      6/02        9/02     12/02      3/03       6/03      9/03       12/03
                                --------- --------- ---------  ---------- --------- ---------  --------- --------- -----------
Deltathree, Inc.                     6.00      7.13      4.14        3.20      3.17      3.67       4.33     11.00       19.47
Nasdaq Stock Market (U.S.)          58.19     55.14     43.95       35.26     40.23     40.47      48.80     53.73       60.15
Nasdaq Telecommunications           32.31     23.03     13.89       12.74     14.88     17.02      21.02     21.31       24.74
Market
                                ----------------------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We are not, and have not been during the last two fiscal years, a party to any related-party agreements. All transactions between us and our officers, directors, principal stockholders and affiliates must be reviewed and approved in advance by the Audit Committee.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of us. Directors, officers and greater than 10% stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file.

      To our knowledge, based solely upon our review of the copies of such reports furnished to us, we believe that all of our directors, officers and greater than 10% stockholders have complied with the applicable Section 16(a) reporting requirements except that: an initial report of ownership was filed late by Ilan Biran; three reports of change in beneficial ownership, covering an aggregate of sixteen transactions, were filed late by Noam Bardin; two reports of change in beneficial ownership, covering an aggregate of two transactions, were filed late by Shimmy Zimels; two reports of change in beneficial ownership, covering an aggregate of two transactions, were filed late by Paul White; and one report of change in beneficial ownership, covering one transaction, was filed late by Lior Samuelson.

                           CODE OF CONDUCT AND ETHICS

      On March 25, 2004, we adopted a Corporate Code of Conduct and Ethics applicable to all employees and directors of the Company, including our principal executive officer, principal financial and accounting officer and controller. A copy of the Code of Conduct and Ethics is attached as an exhibit to the Company's Annual Report on Form 10-K. Disclosure regarding any amendments to, or waivers from, provisions of the Code of Conduct and Ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within five business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

      Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, which in certain circumstances may require the inclusion of qualifying proposals in our Proxy Statement. For such proposals to be considered for inclusion in the Proxy Statement and proxy relating to our 2005 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by us no later than July 1, 2005. Such proposals should be directed to us at 75 Broad Street, 31st Floor, New York, New York 10004.

      Except in the case of proposals made in accordance with Rule 14a-8, our Amended and Restated By-laws require that stockholders desiring to bring any business before our 2005 Annual Meeting of Stockholders deliver written notice thereof to us not less than 90 days nor more than 120 days prior to such meeting and comply with all other applicable requirements of the By-laws. However, in the event that our 2005 Annual Meeting is called for a date that is not within 30 days before or after the date of the Meeting, the notice must be received by the close of business on the 10th day following the public disclosure of the date of the annual meeting or the mailing of notice of the annual meeting.

                                  OTHER MATTERS

      The Board knows of no matters other than those described herein that will be presented for consideration at the Meeting and does not intend to bring any other matters before the Meeting. However, should any other matters properly come before the Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy card to vote in accordance with their best judgment in the interests of the Company.

                                  MISCELLANEOUS

      We will bear all costs incurred in the solicitation of proxies. In addition to the solicitation by mail, our officers and employees may solicit proxies by mail, facsimile, telephone or in person, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

      ADDITIONAL COPIES OF OUR ANNUAL REPORT WILL BE FURNISHED AT NO CHARGE TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED UPON RECEIPT OF A WRITTEN OR ORAL REQUEST OF SUCH PERSON ADDRESSED TO DELTATHREE, INC., 75 BROAD STREET, 31ST FLOOR, NEW YORK, NEW YORK 10004.

                                             By Order of the Board of Directors,

                                             /s/ Paul C. White
                                             -----------------------------------
                                             Paul C. White
                                             Secretary

New York, New York
October 6, 2004

                                                                      APPENDIX A

                                DELTATHREE, INC.

                             AUDIT COMMITTEE CHARTER

I.    PURPOSE

      The Audit Committee shall provide assistance to the board of directors of the Corporation (the "Board") in fulfilling the Board's responsibility to the Corporation's shareholders relating to the Corporation's accounting, financial reporting practices, and the quality and integrity of its financial reports. The Audit Committee's primary duties and responsibilities are to:

      o Oversee that management has maintained the reliability and integrity of the accounting policies, financial reporting and disclosure practices of the Corporation;

      o     Oversee  that   management   has   established   and  maintained  an
            independent relationship with its external auditor;

      o Oversee that management has established and maintained processes to assure that an adequate system of internal control of financial reporting is functioning within the Corporation; and

      o Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

The Audit Committee intends to fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.   COMPOSITION

      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, in that each Audit Committee member may not, other than in his or her capacity as a director or member of any committee of the Board, (i) accept any consulting, advisory, or other compensatory fee from the Corporation; or (ii) be an affiliated person of the Corporation or any subsidiary thereof. In addition, each Audit Committee member shall meet the independence requirements of NASD Rule 4200, which governs the Nasdaq Stock Market ("Nasdaq"), as such requirements may be changed from time to time; provided, that any non-independent director serving on the Audit Committee pursuant to the "exceptional and limited circumstances" exception available under Nasdaq rules may not serve on the Audit Committee for more than two (2) years; and provided, further, that such non-independent director may not be permitted to serve as chair of the Audit Committee.

      All members of the Audit Committee shall be familiar with basic finance and accounting practices and shall be able to read and understand fundamental financial statements at the time of their appointment to the Audit Committee. Furthermore, at least one member of the Audit Committee shall be financially sophisticated as defined by having experience in finance or accounting, professional certification in accounting, or any other comparable experience or background, such as being or having been a CEO or CFO or other senior officer with financial oversight responsibilities. The Corporation shall disclose, in its annual report, whether or not, and if not, the reasons therefor, the Audit Committee includes at least one Audit Committee Financial Expert, as defined by the Securities Exchange Act of 1934, as amended.

      The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall hold office until their resignations or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III.  MEETINGS

      The Audit Committee shall meet in executive session at least two times per year, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet separately, at least annually, with management, the director of the internal auditing department and the independent auditor to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chair should meet separately with the independent auditor, and management quarterly to review the Corporation's financial statements in accordance with Section IV below.

IV.   RESPONSIBILITIES AND DUTIES

      The Audit Committee, in its capacity as a committee of the Board, shall be directly responsible for the appointment, retention, compensation, evaluation, oversight and, if necessary, termination of the registered public accounting firm(s) employed by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each registered public accounting firm shall report directly to the Audit Committee. To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review

1. Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

2. Review with management and the independent auditor the Corporation's annual financial statements and Form 10-K prior to the filing of the Form 10-K or prior to the release of earnings, including a discussion with the independent auditor of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61").

3. Review with management and the independent auditor each Form 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent auditor of the matters required to be discussed by SAS No. 61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4. Review with management and the independent auditor the effect of regulatory and accounting initiatives that may affect the Corporation, as well as the effect of any off-balance sheet structures and transactions on the Corporation's financial statements.

Independent Auditor

5. Review the performance of the independent auditor and appoint or terminate the independent auditor. The Audit Committee has the sole authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor. The independent auditor is ultimately accountable to the Audit Committee for such auditor's review of the financial statements and controls of the Corporation. The Audit Committee shall determine the appropriate compensation of the independent auditor.

6. Approve in advance all audit services and all permitted non-audit services, except where such services are determined to be de minimis under the Exchange Act. The Audit Committee may delegate, to one or more designated members of the Audit Committee, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

7.    Oversee and ensure the independence of the auditor by:

      o receiving from, and reviewing and discussing with, the auditor, on a periodic basis, a formal written statement delineating all relationships between the auditor and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1");

      o reviewing, and actively discussing with the Board, if necessary, and the auditor, on a periodic basis, any disclosed relationships or services between the auditor and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the auditor;

      o recommending, if necessary, that the Board take appropriate action to satisfy itself of the auditor's independence; and

      o ensuring that the lead or coordinating audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit does not perform audit services for the Corporation for more than five (5) consecutive fiscal years.

8. Set clear hiring policies for employees or former employees of the Corporation's independent auditor.

Financial Reporting Process

9. In consultation with the independent auditor and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external. The Audit Committee shall report regularly to and review with the full Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditor, or the performance of the internal audit function.

10. Consider and approve, if appropriate, changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditor, management, or the internal auditing department.

11. Ensure that there exist regular systems of reporting to the Audit Committee by each of management, the independent auditor and the internal auditor regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

12. Regularly review any significant disagreements among management and the independent auditor or the internal auditing department in connection with the preparation of the financial statements.

13. Ensure and oversee timely reports from the independent auditor to the Audit Committee of (i) all critical accounting policies and practices;
      (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and the management of the Corporation, such as any management letter or schedule of unadjusted differences.

Legal Compliance/General

14. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

15. Report through its Chair to the Board following meetings of the Audit Committee.

16. Maintain minutes or other records of meetings and activities of the Audit Committee.

17. Review and approve, prior to the Corporation's entry into any such transactions, all transactions between the Corporation and its executive officers, members of its Board, beneficial holders of more than 5% of the Corporation's securities, immediate family members of any of the foregoing persons, and any other parties whom the Board determines may be considered to be related parties.

18. When deemed necessary by the members of the Audit Committee, retain independent legal, accounting or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties, without needing to seek approval for the retention of such advisors or consultants from the Board. The Audit Committee shall determine the appropriate compensation for any advisers retained by the Audit Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

19. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

20.   Perform  any  other   activities   consistent   with  this  Charter,   the
      Corporation's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V.    COMPENSATION

21. Audit Committee members shall be compensated by the Corporation solely in the form of directors' fees and/or stock options. Audit Committee members may, however, receive greater fees than those received for Board service by other Board members, in light of their heightened responsibilities to the Corporation.

                                                                      APPENDIX B

                                DELTATHREE, INC.

                            2004 STOCK INCENTIVE PLAN


This plan, as amended from time to time, shall be known as the deltathree, Inc. 2004 Stock Incentive Plan (the "Plan"). This Plan replaces the previous 1999 Stock Incentive Plan (the "1999 Plan").

1.    PURPOSE


      The purpose of the Plan is to foster and promote the long-term financial success of the Company and its Subsidiaries and materially increase shareholder value by:

      (a) motivating superior performance by means of performance-related incentives;

      (b) encouraging and providing for the acquisition of an ownership interest in the Company by Eligible Employees; and

      (c)   enabling   the  Company  to  attract  and  retain  the  services  of
            outstanding management team and other qualified and dedicated employees upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

2.    DEFINITIONS

      For purposes of interpreting the Plan and related documents (including the Option Agreement and its appendices), the following definitions shall apply:

      (a) "ADMINISTRATOR" - means the Board or the Compensation Committee as shall be administering the Plan, in accordance with Section 3 hereof.

      (b) "AFFILIATE" - means a corporation which is a Parent or Subsidiary of the Company, direct or indirect.

      (c) "APPLICABLE LAWS" - means the requirements relating to the administration of employee stock option plans under the law of the United States of America, any stock exchange or quotation system on which the shares shall be listed or quoted and the applicable laws of any country or jurisdiction where Options are granted under the Plan.

      (d) "AWARD" - shall mean any grant or award under the Plan, as evidenced in a written document delivered to a Participant as provided in
            Section 13(b).

      (e)   "BOARD" - means the Board of Directors of the Company.

      (f) "CAUSE" - shall mean (i) the willful failure by the Participant to perform substantially the Participant's duties (other than due to physical or mental illness) after reasonable notice to the
            Participant  of such  failure,  (ii) the  Participant's  engaging in serious misconduct that is injurious to the Company or any Subsidiary, (iii) the Participant's having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony, or (iv) the breach by the Participant of any written covenant or agreement not to compete, in each case with respect to the Company or any Subsidiary, regarding confidentiality of information of the Company or any Subsidiary or nonsolicitation or hiring of employees of the Company or any Subsidiary.

      (g) "CODE" - means the United States Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

      (h) "COMMITTEE" - shall mean the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan.

      (i) "COMPANY" - shall mean deltathree, Inc., a Delaware corporation, and any successor thereto.

      (j) "COMMON STOCK" - shall mean the Class A common shares, par value $0.001 per share, of the Company, as may be adjusted pursuant to section 4(c) of the Plan.

      (k) "DEFERRED ANNUAL AMOUNT" - shall mean, with respect to any year, the amount of compensation that a Participant elects to defer in exchange for an award of Elective Units as determined pursuant to
            Section 9 hereof.

      (l) "CONSULTANT" - means any person who is engaged by the Company to render consulting or advisory services to any of the Company entities.

      (m) "DISABILITY" - shall mean long-term disability as defined under the terms of the Company's applicable long-term disability plans or policies.

      (n) "DATE OF GRANT" - shall have the meaning set forth in Section 14 below.

      (o)   "DIRECTOR" - means a member of the Board.

      (p) "DISINTERESTED DIRECTOR" - shall mean a director of the Company who is both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

      (q) "DIVIDEND EQUIVALENT" - shall mean a right granted to a Participant to receive cash or Common Stock equal in value to dividends paid with respect to Common Stock.

      (r) "EARLY RETIREMENT" - shall mean retirement at or after the earliest age at which the Participant may retire and receive an immediate, but actuarially reduced, retirement benefit under any defined benefit pension plan maintained by the Company or any of its Subsidiaries in which such Participant participates, or, in the absence of any such applicable plan, as determined by the Committee.

      (s) "EFFECTIVE DATE" - shall mean the date on which the Plan is approved by the shareholders of the Company.

      (t) "ELECTIVE UNITS" - shall mean a contractual right to receive a share of Common Stock at the time and subject to the conditions set forth in Section 9 hereof, in respect of a Participant's Deferred Annual Amount.

      (u) "ELIGIBLE EMPLOYEE" - shall mean each Executive Officer and each other employee or consultant of the Company or its Subsidiaries, but shall not include Directors who are not employees of any such entity.

      (v) "EMPLOYMENT" - shall mean, for purposes of Sections 5(g), 7(b) and 8(b), continuous and regular salaried employment with the Company or a Subsidiary, which shall include (unless the Committee shall otherwise determine) any period of vacation, any approved leave of absence or any salary continuation or severance pay period and, at the discretion of the Committee, may include service with any former Subsidiary of the Company

      (w) "EXCHANGE ACT" - means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

      (x) "EXERCISE PRICE" - means the price for each Share of stock subject to an Option.

      (y) "EXECUTIVE OFFICER" - shall mean those persons who are officers of the Company within the meaning of Rule16a-1(f) of the Exchange Act.

      (z)   "FAIR MARKET VALUE" - of a Share of Common Stock means:

            (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

            (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

            (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

      (aa) "INCENTIVE STOCK" - shall mean any Award of Common Stock granted under Section 8 which becomes vested and nonforfeitable upon the attainment, in whole or in part, of performance objectives determined by the Committee.

      (bb) "INCENTIVE STOCK OPTION" - or "ISO" - shall mean an Option which is intended to meet the requirements of Section 422 of the Code.

      (cc) "INCENTIVE UNIT" - shall mean any Award of a contractual right granted under Section 8 to receive Common Stock (or, at the discretion of the Committee, cash based on the Fair Market Value of the Common Stock) which becomes vested and nonforfeitable upon the attainment, in whole or in part, of performance objectives determined by the Committee

      (dd) "NONSTATUTORY STOCK OPTION" - or "NSO" - shall mean an Option which is not intended to be an Incentive Stock Option.

      (ee) "NORMAL RETIREMENT" - shall mean retirement at or after the earliest age at which the Participant may retire and receive a retirement benefit without an actuarial reduction for early commencement of benefits under any defined benefit pension plan maintained by the Company or any of its Subsidiaries in which such Participant participates, or, in the absence of any such applicable plan, as determined by the Committee

      (ff) "102 AWARD" - means an Award that the Board intends to be a "102 Award" which shall only be granted to employees of the Company who are not Ten Percent Shareholders, and shall be subject to and shall be construed consistently with the requirements of Section 102 of the Tax Ordinance. The Company shall have no liability to an Eligible Person, or to any other party, if an Option (or any part thereof) which is intended to be a 102 Option is not a 102 Option.

            Approved 102 Awards may either be classified as Capital Gain Awards ("CGA") or Ordinary Income Awards ("OIA").

            Approved 102 Awards elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Tax Ordinance shall be referred to herein as CGA.

            Approved 102 Awards elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Tax Ordinance shall be referred to herein as OIA.

            The Company's election of the type of Approved 102 Awards as CGA or OIA granted to Employees (the "Election"), shall be appropriately filed with the Israeli Tax Authorities before the Date of Grant of any Approved 102 Option.

            Such Election shall become effective beginning the first Date of Grant of an Approved 102 Award under the Plan and shall remain in effect until at least the end of the year following the year during which the Company first granted Approved 102 Awards. The Election shall obligate the Company to grant only the type of Approved 102 Award it has elected, and shall apply to all Approved 102 Awards granted during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Tax Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Awards simultaneously.

            All Approved 102 Awards must be held in trust by a Trustee, as described in Section 11.

            For the avoidance of doubt, the designation of Unapproved 102 Awards and Approved 102 Awards shall be subject to the terms and conditions set forth in Section 102 of the Tax Ordinance and the regulations promulgated thereunder

            With regards to Approved 102 Awards, the provisions of the Plan and/or the Option Agreement shall be subject to the provisions of
            Section 102 and the Tax Assessing Officer's permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Option Agreement. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Option Agreement, shall be considered binding upon the Company and the Participants.

      (gg) "3(I) OPTIONS" - means Options that do not contain such terms as will qualify under Section 102 of the Tax Ordinance.

      (hh) "OPTION" - " shall mean the right to purchase the number of shares of Common Stock specified by the Committee, at a price and for the term fixed by the Committee in accordance with the Plan and subject to any other limitations and restrictions as this Plan and the Committee shall impose.

      (ii) "OPTION AGREEMENT" - means a written or electronic agreement between the Company and an Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement shall state, inter alia, the number of Shares covered thereby, the dates when it may be exercised (subject to Section 5), the Exercise Price per Share subject to the Option and such other terms as the Administrator in its discretion may prescribe. The Option Agreement is subject to the terms and conditions of the Plan.

      (jj) "PARTICIPANT" - shall mean an Eligible Employee who is selected by the Committee to receive an Award under the Plan.

      (kk) "PARENT" - means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Option, each of the corporations (other than the Company), owns stock possessing fifty percent (50%) or more of total combined voting power of all classes of stock in one of the other corporations in such chain.

      (ll) "RELOAD OPTION" - shall have the meaning ascribed thereto in Section 5(h).

      (mm) "RETIREMENT" - shall mean Participant's retirement pursuant to applicable law or in accordance with the terms of any tax-qualified retirement plan maintained by the Company or any of its Parents or Subsidiaries in which the Participant participates within the meaning of Section 22(e)(3) of the Code.

      (nn) "RESTRICTED PERIOD" - shall mean the period during which a grant of Incentive Stock, Restricted Stock, Incentive Units or Restricted Units is subject to forfeiture.

      (oo) "RESTRICTED STOCK" - shall mean any Award of Common Stock granted under Section 7 which becomes vested and nonforfeitable, in whole or in part, upon the completion of such period of service as shall be determined by the Committee.

      (pp) "RESTRICTED UNIT" - shall mean any Award of a contractual right granted under Section 7 to receive Common Stock (or, at the discretion of the Committee, cash based on the Fair Market Value of the Common Stock) which becomes vested and nonforfeitable, in whole or in part, upon the completion of such period of service as shall be determined by the Committee.

      (qq) "SERVICE PROVIDER" - means an Employee, advisor or Consultant of the Company, provided, however, that a consultant or advisor must be an individual who is providing or will be providing bona fide services to the Company, with such services (1) not being in connection with the offer or sale of securities in a capital-raising transaction, and (2) not directly or indirectly promoting or maintaining a market for securities of the Company.

      (rr)  "SHARE" - shall mean a share of Common Stock.

      (ss) "STOCK APPRECIATION RIGHT" - shall mean a contractual right granted under Section 6 to receive cash, Common Stock or a combination thereof.

      (tt) "SUBSIDIARY" - shall mean any corporation of which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation and any other business organization, regardless of form, in which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined equity interests in such organization.

      (uu) "SUPPLEMENTAL UNITS" - shall mean an award made pursuant to Section 9 with respect to a number of shares of Common Stock in excess of the number of shares of Common Stock corresponding to the Participant's Elective Units.

      (vv) "TAX ORDINANCE" - means the Israeli Income Tax Ordinance [New Version]-1961 and the rules and regulations promulgated thereunder as now in effect or as hereafter amended.

      (ww) "TEN PERCENT SHAREHOLDER" - means a person who owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any of its Affiliates immediately before such Option is granted.

      (xx) "TRUSTEE" - means any individual appointed by the Company to serve as a trustee and approved by the applicable law.

3.    ADMINISTRATION OF THE PLAN

      The Plan shall be administered by the Committee which shall consist of at least two Directors of the Company chosen by the Board each of whom is a Disinterested Director. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon all Participants and any person claiming under or through any Participant. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.    MAXIMUM AMOUNT OF SHARES AVAILABLE FOR AWARDS

      (a) MAXIMUM NUMBER OF SHARES. The aggregate number of Shares that may be issued under this Plan shall not exceed (a) 759,732 Shares (which represents 4,000,000 Shares reserved under the 1999 Plan less the amount of Shares represented by Awards previously granted under the 1999 Plan and previously exercised and/or outstanding as of
            September 28, 2004), plus (b) such additional Shares as are represented by Awards previously granted under the 1999 Plan which are cancelled or expire after the date of stockholder approval of this Plan without delivery of shares of stock by the Company, except as provided in this Section. Shares subject to any Award granted hereunder, or under the 1999 Plan, which expire or are terminated or canceled prior to exercise will be available for future grants under the Plan. Without limiting the generality of the foregoing, whenever shares are received by the Company in connection with the exercise of or payment for any Award granted under the Plan only the net number of shares actually issued shall be counted against the foregoing limit.

      (b) SHARES AVAILABLE FOR ISSUANCE. Shares of Common Stock may be made available from the authorized but unissued shares of the Company or from Shares held in the Company's treasury and not reserved for some other purpose. In addition, if any Award (including awards made under the 1999 Plan) in respect of Shares is canceled or forfeited for any reason without delivery of shares of Common Stock, the shares subject to such Award shall thereafter again be available for award pursuant to the Plan.

      (c) ADJUSTMENTS UPON CERTAIN EVENTS. In the event of any Share dividend or Share split, re-capitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change, the aggregate number of Shares available for Options under Section 4(a) or subject to outstanding Options and the respective prices applicable to outstanding Options shall be appropriately adjusted.

      (d) NO ADJUSTMENT IF VALUE RECEIVED. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of Shares subject to Options to be awarded to an Eligible Employee pursuant to Section 5.

      (e) Neither this Plan nor any Agreement nor any offer of Shares or Options to an Participant shall impose any obligation on the Company to continue to employ or engage the services of any Participant, and nothing in the Plan or in any Option granted pursuant thereto shall give any Participant any right to continue in the employment or service of the Company or restrict the right of the Company to terminate such employment or services at any time.

      (f) The grant of an Option to a Participant hereunder, shall neither entitle such Participant to participate, nor disqualify him from participating, in any other grant of Options pursuant to this Plan or any other share incentive or share option plan of the Company or any of its Affiliates.

5.    STOCK OPTIONS

      (a) GRANT. Subject to the provisions of the Plan, the Committee shall have the authority to grant Options to Eligible Employees and to determine (i) the number of shares to be covered by each Option,
            (ii) the exercise price therefor and (iii) the conditions and limitations applicable to the exercise of the Option. Notwithstanding the foregoing, in no event shall the Committee grant any Participant Options in any single calendar year with respect to more than 500,000 shares of Common Stock authorized for issuance under the Plan, as such number may be adjusted pursuant to Section 4(c). The Committee shall have the authority to grant 102 Options, 3(i) Options, Incentive Stock Options or Nonstatutory Stock Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code and the regulations thereunder.

      (b) All Service Providers of the Company shall be eligible to receive Options under the Plan; provided, however, that Options qualifying as ISOs shall be granted only to employees of the Company and options qualified under section 102 of the ordinance - capital gain track - shall be granted only to employees of the Company who are not Ten Percent shareholders of the Company.

      (c) Each Option granted pursuant to the Plan, shall be evidenced by an Option Agreement, in such form as the Committee shall from time to time approve. Each Option Agreement shall state, among other matters, the number of Shares underlying the Option, the Exercise Price and the type of Option granted there under (whether a 102 Option, a 3(i) Option, an ISO or a NSO or any other applicable agreement).

      (d) OPTION PRICE. The Committee shall establish the exercise price at the time each Option is granted. Notwithstanding the foregoing, (i) the exercise price at the time an Option is granted shall not be less than the Fair Market Value of the Common Stock at the date of grant and (ii) in the case of an Incentive Stock Option issued to a Participant who owns stock in the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price at the time such Incentive Stock Option is granted to such individual shall equal at least 110% of the Fair Market Value of the Common Stock at the date of grant.

      (e) OPTION TERM. If not previously exercised each Option shall expire upon the tenth (10th) anniversary of the date of the grant thereof or, upon the earlier termination of the Participant's Employment (or, if applicable, on the day following the last day on which such Option is exercisable under Section 5(g) below), provided that (i) the Committee may establish a shorter term for an Option at the time of the grant of such Option and (ii) in the case of an Incentive Stock Option issued to a Participant who owns stock in the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company, such Incentive Stock Option shall expire on the fifth (5th) anniversary of the date of grant.

      (f) EXERCISE. Each Option shall be exercised at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter; provided, however, that if the Committee does not establish a different exercise schedule at or after the date of grant of an Option, such Option shall become exercisable on a cumulative basis in three equal annual installments commencing on the first anniversary of the date the Option is granted. The Committee may impose such conditions with respect to the exercise of Options as it shall deem appropriate, including without limitation, any conditions relating to the application of federal or state securities laws. No Shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the option price therefor and of applicable taxes as provided in
            Section 13(a) below. Without limiting the generality of the foregoing, payment of the option price may be made in cash or its equivalent or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the Participant for at least six (6) months (or such longer period as is required by applicable accounting standards to avoid a charge to earnings) and that are not the subject of any pledge or other security interest, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such option price

      (g) TERMINATION OF EMPLOYMENT. Unless the Committee shall otherwise determine at or after grant, in the event of termination of Participant's employment with the Company other than for Cause, Disability or Death, or if applicable, the termination of services given by the Participant to the Group other than for Cause, Disability or Death, all Options granted to that Participant, which are vested and exercisable at the time of such termination, may, unless earlier terminated in accordance with the provisions of the Plan or the Option Agreement, be exercised within three (3) months after the date of such termination. If, on the date of termination, the Shares subject to the Option have not vested in their entirety, any Shares covered by the unvested portion of the Option shall expire and be of no further force and effect and revert to the Plan. If the vested portion of the Option is not so exercised within the time specified herein, such vested portion of the Option shall expire and be of no further force and effect, and the Shares covered by such Option shall revert to the Plan.

            In the event of termination of Participant's employment with the Company, or if applicable, the termination of services given by the Participant to the Company by reason of death or total and permanent Disability (within the meaning of Section 22(e)(3) of the Code), or Retirement, the outstanding Options, which were vested on the date of termination, may be exercised by the Participant, the Participant's legal guardian, the Participant's estate or a person who acquires the right to exercise the Option by bequest or inheritance, as the case may be, within twelve (12) months after termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, on the date of termination, there are Options which are not entirely vested, the Shares covered by the unvested portion of the Options shall revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            If a Participant's Employment is terminated for Cause (or, if after the Participant's termination of Employment, the Committee determines that the Participant's Employment could have been terminated for Cause had the Participant still been employed or has otherwise engaged in conduct that is detrimental to the interests of the Company, as determined by the Committee in its sole discretion), all Options held by the Participant shall immediately terminate, regardless of whether then exercisable.

            In the event of a Participant's termination of Employment for any reason not described in the preceding sentences, the Participant (or, in the event of the Participant's death or Disability during the period during which an Option is exercisable under this sentence, the Participant's beneficiary or legal representative) may exercise any Option which was exercisable at the time of such termination for 90 days (or such greater or lesser period as the Committee shall specify at or after the grant of such Option) following the date of such termination, but in no event after the date the Option otherwise expires.

      (h) RELOAD OPTIONS. The Committee may provide that a Participant (or, if applicable, his permitted transferee) who delivers shares of Common Stock that have been owned by such Participant (or permitted transferee) for any minimum period of time specified by the Committee to exercise an Option (when the fair market value of Common Stock exceeds the exercise price of such Option) will automatically be granted new Options ("Reload Options") for a number of shares of Common Stock equal to the number of shares so delivered. Unless the Committee determines otherwise, such Reload Options will be subject to the same terms and conditions (including the same expiration date) as the related Option except (i) that the exercise price shall initially be equal to the Fair Market Value of a share of Common Stock on the date such Reload Option is granted and (ii) such Reload Option shall not be exercisable prior to the six month anniversary of the date of grant and, thereafter, shall be exercisable in full.

6.    STOCK APPRECIATION RIGHTS

      (a) GRANT OF SARS. The Committee shall have the authority to grant Stock Appreciation Rights in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. Notwithstanding the foregoing, in no event shall the Committee grant any Participant SARs with respect to more than 600,000 shares of Common Stock authorized for issuance under the Plan, as such number may be adjusted pursuant to Section 4(c).

      (b) EXERCISE OF SARS. A Stock Appreciation Right shall entitle the Participant to receive from the Company an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price thereof. The Committee shall determine the time or times at which or the event or events (including, without limitation, a change of control) upon which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise and whether such Stock Appreciation Right shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; provided, however, that unless otherwise specified by the Committee at or after grant, a Stock Appreciation Right granted in tandem with an Option shall be exercisable only at the same time or times as the related Option is exercisable.

7.    RESTRICTED STOCK AND RESTRICTED UNITS

      (a) GRANT OF RESTRICTED STOCK OR RESTRICTED UNITS. The Committee may grant Awards of Restricted Stock or Restricted Units to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan, as it shall determine. Each grant of Restricted Stock or Restricted Units shall be evidenced by an Award Agreement. Unless the Committee provides otherwise at or after the date of grant, stock certificates evidencing any shares of Restricted Stock so granted shall be held in the custody of the Secretary of the Company until the Restricted Period lapses, and, as a condition to the grant of any Award of shares of Restricted Stock, the Participant shall have delivered to the Secretary of the Company a certificate, endorsed in blank, relating to the shares of Common Stock covered by such Award.

      (b) TERMINATION OF EMPLOYMENT. Unless the Committee otherwise determines at or after grant, the rights of a Participant with respect to an award of Restricted Stock or Restricted Units outstanding at the time of the Participant's termination of Employment shall be determined under this Section 7(b). In the event that a Participant's Employment terminates due to the Participant's (i) death, (ii) Disability, (iii) Early Retirement with the consent of the Committee or (iv) Normal Retirement, any award of Restricted Stock or Restricted Units shall become vested and nonforfeitable as to that number of shares which is equal to the number of shares of Common Stock subject to such Award times a fraction, the numerator of which is the number of days actually worked during the Restricted Period (or, in the case of an Award which has previously vested in part (an "Installment Award"), the number of days worked since the last vesting date) and the denominator of which is the total number of days during the Restricted Period (or, in the case of an Installment Award, the number of days between the last vesting date and the end of the Restricted Period). Unless the Committee otherwise determines, any portion of any Restricted Stock or Restricted Unit Award that has not become nonforfeitable at the date of a Participant's termination of Employment shall be forfeited as of such date.

      (c) DELIVERY OF SHARES. Upon the expiration or termination of the Restricted Period and the satisfaction (as determined by the Committee) of any other conditions determined by the Committee, the restrictions applicable to the Restricted Stock or Restricted Units shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be. No payment will be required to be made by the Participant upon the delivery of such shares of Common Stock and/or cash, except as otherwise provided in
            Section 13(a) of the Plan. At or after the date of grant, the Committee may accelerate the vesting of any award of Restricted Stock or Restricted Units or waive any conditions to the vesting of any such award.

      (d) RESTRICTED PERIOD; RESTRICTIONS ON TRANSFERABILITY DURING RESTRICTED PERIOD. Unless otherwise determined by the Committee at or after the date of grant, the Restricted Period applicable to any award of Restricted Stock or Restricted Units shall lapse, and the shares related to such award shall become freely transferable, on the third anniversary of the date of grant. Restricted Stock or Restricted Units may not be sold, assigned, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Any certificates issued in respect of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period with respect to any award of Restricted Stock, unless otherwise forfeited, the Company shall deliver such certificates to the Participant or to the Participant's legal representative. Payment for Restricted Stock Units shall be made by the Company in shares of Common Stock, cash or in any combination thereof, as determined by the Committee.

      (e) RIGHTS AS A STOCKHOLDER; DIVIDEND EQUIVALENTS. Unless otherwise determined by the Committee at or after the date of grant, Participants granted shares of Restricted Stock shall be entitled to receive, either currently or at a future date, as specified by the Committee, all dividends and other distributions paid with respect to those shares, provided that if any such dividends or distributions are paid in shares of Common Stock or other property (other than cash), such shares and other property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the shares of Restricted Stock with respect to which they were paid. The Committee will determine whether and to what extent to credit Dividend Equivalents to the account of, or to pay dividends currently to, each recipient of Restricted Units. To the extent provided by the Committee at or after the date of grant, any Dividend Equivalents credited to a Participant's account shall be deemed to have been invested in shares of Common Stock on the record date established for the related dividend and, accordingly, a number of additional Restricted Units shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (x) the value of such Dividend Equivalent on the record date by (y) the Fair Market Value of a share of Common Stock on such date.

8.    INCENTIVE AWARDS

      (a) INCENTIVE STOCK AND INCENTIVE UNITS. Subject to the provisions of the Plan, the Committee shall have the authority to grant Incentive Stock or Incentive Units to any Eligible Employee and to determine
            (i) the number of shares of Incentive Stock and the number of Incentive Units to be granted to each Participant and (ii) the other terms and conditions of such Awards; provided that, to the extent necessary to comply with applicable law, Incentive Stock shall only be awarded to an Eligible Employee who has been employed for such minimum period of time as shall be determined by the Committee. The Restricted Period related to Incentive Stock or Incentive Units shall lapse upon the determination by the Committee that the performance objectives established by the Committee have been attained, in whole or in part. Such performance objectives may be related to the performance of (i) the Company, (ii) a Subsidiary,
            (iii) a division or unit of the Company or any Subsidiary, (v) the Participant or (vi) any combination of the foregoing, over a measurement period or periods established by the Committee. Unless the Committee otherwise determines at the time of grant of Incentive Stock or Incentive Units, the performance objectives with respect to such Award shall be related to at least one of the following criteria, which may be determined solely by reference to the performance of the Company or a Subsidiary or a division or unit of the Company or a Subsidiary or based on comparative performance relative to other companies: (i) consolidated earnings before income taxes, depreciation and amortization; (ii) revenues; (iii) earnings per share; (iv) net income; (v) gross profit margin; (vi) maximum capital expenditures; (vii) return on equity; and/or (viii) return on total capital. Except to the extent otherwise expressly provided herein, the Committee may, at any time and from time to time, change the performance objectives applicable with respect to any Incentive Stock or Incentive Units to reflect such factors, including, without limitation, changes in a Participant's duties or responsibilities or changes in business objectives (e.g., from corporate to Subsidiary or business unit performance or vice versa), as the Committee shall deem necessary or appropriate. In making any such adjustment, the Committee shall adjust the number of Incentive Stock or Incentive Units or take other appropriate actions to prevent any enlargement or diminution of the Participant's rights related to service rendered and performance attained prior to the effective date of such adjustment.

      (b) TERMINATION OF EMPLOYMENT. Unless the Committee otherwise determines at or after grant, the rights of a Participant with respect to an award of Incentive Stock or Incentive Units outstanding at the time of the Participant's termination of Employment shall be determined under this Section 8(b). In the event that a Participant's Employment terminates due to the Participant's (i) death, (ii) Disability, (iii) Early Retirement with the consent of the Committee or (iv) Normal Retirement, any award of Incentive Stock or Incentive Units shall become vested and nonforfeitable at the end of the measurement period as to that number of shares which is equal to that percentage, if any, of such award that would have been earned based on the attainment or partial attainment of such performance objectives times a fraction, the numerator of which is the number of days employed during the Restricted Period (or, in the case of an Award which has previously vested in part (an "Installment Award"), the number of days employed since the last vesting date) and the denominator of which is the total number of days during the Restricted Period (or, in the case of an Installment Award, the number of days between the last vesting date and the end of the Restricted Period); provided that, any portion of any Incentive Stock or Incentive Unit award that does not become vested as of the times set forth in this sentence shall be forfeited at such times. In all other cases, any portion of any award of Incentive Stock or Incentive Units that has not become nonforfeitable at the date of a Participant's termination of Employment shall be forfeited as of such date.

      (c) AWARDS NONTRANSFERABLE. Incentive Stock or Incentive Units may not be sold, assigned, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Any certificates issued in respect of Incentive Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period with respect to any award of Incentive Stock, unless otherwise forfeited, the Company shall deliver such certificates to the Participant or to the Participant's legal representative. Payment for Incentive Stock Units shall be made by the Company in shares of Common Stock, cash or in any combination thereof, as determined by the Committee.

      (d) RIGHTS AS A STOCKHOLDER; DIVIDEND EQUIVALENTS. Unless otherwise determined by the Committee at or after the date of grant, Participants granted shares of Incentive Stock shall be entitled to receive, either currently or at a future date, as specified by the Committee, all dividends and other distributions paid with respect to those shares, provided that if any such dividends or distributions are paid in shares of Common Stock or other property (other than cash), such shares and other property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the shares of Incentive Stock with respect to which they were paid. The Committee will determine whether and to what extent to credit Dividend Equivalents to the account of, or to pay dividends currently to, each recipient of Incentive Units during the period of deferral. To the extent provided by the Committee at or after the date of grant, any Dividend Equivalents credited to a Participant's account shall be deemed to have been invested in shares of Common Stock on the record date established for the related dividend and, accordingly, a number of additional Incentive Units shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (x) the value of such Dividend Equivalent on the record date by (y) the Fair Market Value of a share of Common Stock on such date.

      (e)   INTERPRETATION.  Notwithstanding  anything  else  contained  in this
            Section 8 to the contrary, if any award of Incentive Stock or Incentive Units is intended, at the time of grant, to be other performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code, to the extent required to so qualify any Award hereunder, the Committee shall not be entitled to exercise any discretion otherwise authorized under this Section 8 with respect to such award if the ability to exercise such discretion (as opposed to the exercise of such discretion) would cause such award to fail to qualify as other performance-based compensation.

9.    ELECTIVE AND SUPPLEMENTAL UNITS

      (a) ELECTIVE UNITS; SUPPLEMENTAL UNITS. On such date or dates as shall be established by the Committee and subject to such terms and conditions as the Committee shall determine, a Participant may be permitted to elect to defer receipt of all or a portion of his annual compensation and/or annual incentive bonus ("Deferred Annual Amount") payable by the Company or a Subsidiary and receive in lieu thereof a number of Elective Units equal to the greatest whole number which may be obtained by dividing (x) the amount of the Deferred Annual Amount by (y) the Fair Market Value of a share of Common Stock on the date of grant. No shares of Common Stock will be issued upon the issuance of Elective Units; the Company will establish a separate account for the Participant and will record in such account the number of Elective Units issued to the Participant. To the extent the Committee so determines, a Participant who elects to receive Elective Units shall also receive that number of Supplemental Units equal to the greatest whole number which may be obtained by dividing (x) such percentage of the Deferred Annual Amount as is determined by the Committee at the date of grant by (y) the Fair Market Value of a share of Common Stock on the date of grant.

      (b) RIGHTS AS A STOCKHOLDER; DIVIDEND EQUIVALENTS. A Participant shall not have any right in respect of Elective Units issued pursuant to the Plan to vote on any matter submitted to the Company's stockholders until such time as the shares of Common Stock attributable to such Elective Units have been issued to such Participant or his beneficiary. The Committee will determine whether and to what extent to credit Dividend Equivalents to the account of, or to pay dividends currently to, each recipient of Elective Units. Dividend Equivalents credited to a Participant's account shall be deemed to have been invested in shares of Common Stock on the record date established for the related dividend and, accordingly, a number of Elective Units shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing
            (x) the value of such Dividend Equivalent on the record date by (y) the Fair Market Value of a share of Common Stock on such date.

      (c) VESTING OF ELECTIVE UNITS AND SUPPLEMENTAL UNITS. The Elective Units credited to a Participant, together with any Dividend Equivalents credited in respect of such Elective Units, shall be fully vested at all times. Unless the Committee provides otherwise at or after the date of grant, the Supplemental Units credited to a Participant, together with any Dividend Equivalents credited in respect of Supplemental Units, shall become vested in full on the third anniversary of the date the corresponding Deferred Annual Amount would have been paid absent the Participant's election to defer provided the Participant remains in the continuous employ of the Company or a Subsidiary through such date. Notwithstanding the foregoing, the Committee may accelerate the vesting of any Supplemental Units at or after the date of grant.

      (d) SETTLEMENT OF ELECTIVE UNITS AND SUPPLEMENTAL UNITS. Unless the Committee determines otherwise at or after the date of grant, a Participant shall receive one share of Common Stock for each Elective Unit (and related Dividend Equivalents) as of the date of such Participant's termination of employment (or such later date as may be elected by the Participant in accordance with the rules and procedures of the Committee). Unless the Committee determines otherwise at or after the date of grant, a Participant shall receive one share of Common Stock for each Supplemental Unit (and related Dividend Equivalents) that shall have become vested on or prior to the date of such Participant's termination of employment with the Company and the Subsidiaries, other than any such termination for Cause, on the date of such termination of employment (or on such earlier date as the Committee shall permit or such later date as may be elected by the Participant in accordance with the rules and procedures of the Committee). In the event of the termination of a Participant's employment with the Company and the Subsidiaries for Cause, the Participant shall immediately forfeit all rights with respect to any Supplemental Units (and related Dividend Equivalents) credited to his account. The Committee may provide in the Award Agreement applicable to Elective Units that, in lieu of issuing shares of Common Stock in settlement of the vested Supplemental Units (and related Dividend Equivalents), the Committee may direct the Company to pay to the Participant the cash value thereof.

10.   DESIGNATION OF AWARDS PURSUANT TO SECTION 102 OF THE TAX ORDINANCE

      (a)   The Committee may designate Awards granted to Employees  pursuant to
            Section 102 of the Tax Ordinance as Unapproved 102 Awards or as Approved 102 Awards.

      (b) The grant of an Approved 102 Award under the Plan shall be conditioned upon the approval of the Plan by the Israeli Tax Authorities.

      (c) Approved 102 Awards may either be classified as Capital Gain Awards or Ordinary Income Awards.

      (d) Each Award Agreement shall state, inter alia, the type of Award granted thereunder (whether a CGA, OIA, Unapproved 102 Award or a 3(i) Award), the vesting provisions and the Exercise Price.

      (e) No Approved 102 Awards may be granted under this Plan to any eligible Employee, unless and until, the Company's election of the type of Approved 102 Awards as CGA or OIA granted to Employees (the "Election"), shall be appropriately filed with the Israeli Tax Authorities at least thirty (30) days before the first Date of Grant of an Approved 102 Option under this Plan. Such Election shall become effective beginning the first Date of Grant of an Approved 102 Option under the Plan and shall remain in effect until at least the end of the year following the year during which the Company first granted Approved 102 Awards. The Election shall obligate the Company to grant only the type of Approved 102 Option it has elected, and shall apply to all Approved 102 Awards granted during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Tax Ordinance, as now in effect or as hereafter amended. For the avoidance of doubt, such Election shall not prevent, subject to the Board's sole discretion, the Company from simultaneously (i) granting Unapproved 102 Awards; or (ii) 3(i) Options.

      (e) All Approved 102 Awards must be held in trust by a Trustee, as described in Section 11 below.

      (f) For the avoidance of doubt, the designation of Unapproved 102 Awards and Approved 102 Awards shall be subject to the terms and conditions set forth in Section 102 of the Tax Ordinance and regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

      (g) With regards to Approved 102 Awards, the provisions of the Plan and the Option Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer's permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Option Agreement. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Option Agreement, shall be considered binding upon the Company and the Participants.

11.   TRUSTEE

      (a) The Committee may choose to deposit the Awards granted pursuant to the Plan with a trustee (the "Trustee"). In such event, the Trustee shall hold such Awards, and any Shares issued upon the exercise of any of such Awards, in trust pursuant to the Company's instructions from time to time. The Trustee shall be entitled to make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to the exercise of the Awards or their sale to a third party. The Company shall deliver the Trustee all the necessary information required by him. The Trustee shall be exempt from any liability with respect to any action or decision duly taken in its/his capacity as Trustee.

      (b) Anything herein to the contrary notwithstanding, Approved 102 Awards granted under the Plan and/or all Shares allocated or issued upon exercise of such Approved 102 Awards and/or all other shares received subsequently following any realization of rights in connection with such Approved 102 Awards or Shares and all rights attached to shares described above or Approved 102 Awards, shall be allocated or issued to the Trustee and held for the benefit of the Participant for such period of time as required by Section 102 or any regulations, rules, orders or procedures promulgated there under as now in effect or as hereafter amended (the "Restricted Period Per
            Section 102"). All of the rights attached to Shares issued upon exercise of Approved 102 Awards, including without limitation dividend in shares, shall be subject to the same tax treatment as the treatment to which such Awards are subject to. In case the requirements pursuant to Section 102 for an Approved 102 Awards are not met, then the Approved 102 Awards may be regarded as Unapproved 102 Awards, all in accordance with the provisions of Section 102 and regulations, rules, orders or procedures promulgated there under as now in effect or as hereafter amended.

      (c) Notwithstanding anything to the contrary, the Trustee shall not make any transaction or take any action with respect to Approved 102 Awards or Shares issued upon exercise thereof, will not transfer, assign, release, pledge, mortgage voluntarily, or grant in connection therewith any proxy or assignment deed, whether immediately effective or effective at a future date, other than by will or by operation of law, until after the full payment of the Participant's tax liabilities arising from the grant of such Awards or their exercise or release or transfer by the Trustee or after guarantying the payment of said taxes. If such Options or Shares have been transferred by will or by operation of law, the provisions of Section 102 will apply with respect to the heirs or the transferees of the Participant or Stockholder, as the case may be.

      (d) Upon receipt of an Approved 102 Award, the Participant will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, or any Approved 102 Award or Share held, released or transferred by the Trustee, in accordance with the terms of Section 102.

      (e) Subject to the provisions of Section 102 and any regulations, rules, orders or procedures promulgated there under as now in effect or as hereafter amended, during the Restricted Period Per Section 102 a Participant may not release the Approved 102 Awards or Shares issued upon exercise thereof from trust or sell such Awards or Shares while they are held by the Trustee. At any time thereafter each Participant may require (but shall not be Participant, any Approved 102 Awards or Shares issued pursuant to the exercise of such Approved 102 Awards, provided that (1) such transfer is in compliance with all applicable securities laws, and (2) all applicable tax due pursuant to such a sale or transfer has been paid in accordance with Section 102 and the Trustee has received an acknowledgment from the Israeli Tax Authorities that the Participant has paid any applicable tax due pursuant to the Tax Ordinance. Notwithstanding the above, if any such sale or release occurs during the Restricted Period Per Section 102, the sanctions under Section 102 of the Tax Ordinance and under any rules or regulation or orders or procedures promulgated there under as now in effect or as hereafter amended, shall apply to and shall be borne by such Participant.

12.   STOCK IN LIEU OF CASH

      The Committee may grant Awards or shares of Common Stock in lieu of all or a portion of an award otherwise payable in cash to an Executive Officer pursuant to any bonus or incentive compensation plan of the Company
      (subject to any applicable limitations in such bonus or incentive compensation plan). If shares are issued in lieu of cash, the number of shares of Common Stock to be issued shall be the greatest number of whole shares which has an aggregate Fair Market Value on the date the cash would otherwise have been payable pursuant to the terms of such other plan equal to or less than the amount of such cash.


13.   GENERAL PROVISIONS

      (a) WITHHOLDING. The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of any Award satisfied in the form of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy any withholding tax obligations applicable with respect to such Award. Without limiting the generality of the foregoing and subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

      (b) AWARDS. Each Award hereunder shall be evidenced by a written or electronic agreement. The agreement shall be delivered to the Participant and shall incorporate the terms of the Plan by reference and specify the terms and conditions thereof and any rules applicable thereto (each, an "Award Agreement").

      (c) NON-TRANSFERABILITY. No Award shall be transferable by a Participant otherwise than by will or under the applicable laws of descent and distribution, unless such transfer shall be (i) permitted by the Committee (on such terms as it shall establish) or (ii) if the Option agreement pursuant to which an Award is made so provides, to
            (A) the spouse, children or grandchildren of such Participant (collectively, "Family Members"), (B) a trust or trusts for the exclusive benefit of such Family Members, or (C) a partnership or limited liability company in which such Family Members and trusts for the exclusive benefit of such Family Members are the only partners or members, as the case may be. In addition, no Award shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise) and no Award shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Award, or in the event of any levy upon any Award by reason of any attachment or similar process, in either case contrary to the provisions hereof, such Award shall immediately become null and void.

      (d) LEGEND. To the extent any stock certificate is issued to a Participant in respect of shares of Restricted Stock or Incentive Stock awarded under the Plan prior to the expiration of the applicable Restricted Period, such certificate shall be registered in the name of the Participant and shall bear the following (or similar) legend:

            "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE DELTATHREE, INC. 2004 STOCK INCENTIVE PLAN AND THE AWARD AGREEMENT, DATED AS OF _____, BETWEEN THE COMPANY AND THE PARTICIPANT, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE ENCUMBERED IN ANY MANNER (EXCEPT AS PROVIDED IN SECTION 13(C) OF THE PLAN OR IN SUCH AWARD AGREEMENT) UNTIL _______________ ."

            Upon the lapse of the Restricted Period with respect to any such shares of Restricted Stock or Incentive Stock, the Company shall issue or have issued new share certificates without the legend described herein in exchange for those previously issued.

      (e) NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary. Further, the Company and each Subsidiary expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

      (f) NO RIGHTS TO AWARDS, NO SHAREHOLDER RIGHTS. No Participant or Eligible Employee shall have any claim to be granted any Award under the Plan, and there is no obligation of uniformity of treatment of Participants and Eligible Employees. Subject to the provisions of the Plan and the applicable Award, no person shall have any rights as a shareholder with respect to any shares of Common Stock to be issued under the Plan prior to the issuance thereof.

      (g) EFFECTIVE DATE AND TERMINATION OF THE PLAN. The Plan shall become effective on the Effective Date. No Awards may be granted under the Plan after the expiration of ten years from the date this Plan is adopted. The Plan will terminate on September 23, 2014, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements or Award Agreements executed prior to the effective date of such termination.

      (h) AMENDMENT OF PLAN. The Board or the Committee may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such amendment would:

            (1) increase the number of shares of Common Stock subject to the Plan, except pursuant to Section 4(c);

            (2)   determine the price at which Options may be granted; or

            (3)   remove the administration of the Plan from the Committee.

            Without the written consent of an affected Participant, no termination, suspension or modification of the Plan shall adversely affect any right of such Participant under the terms of an Award granted before the date of such termination, suspension or modification.

      (i) APPLICATION OF PROCEEDS. The proceeds received by the Company from the sale of its shares under the Plan will be used for general corporate purposes.

      (j) COMPLIANCE WITH LEGAL AND EXCHANGE REQUIREMENTS. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Common Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange or similar listing or registration or qualification of such Common Stock or other required action under any federal or state law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Common Stock in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards, and neither the Company nor its directors or officers shall have any obligation or liability to the Participant with respect to any Award (or Stock issuable thereunder) that shall lapse because of such postponement.

      (k) GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

      (l)   GOVERNING LAW.

            (i) The Plan and all instruments issued there under or in connection therewith the Delaware Company, shall be governed by, construed, enforced and interpreted in accordance with, the laws of the State of New York.

            (ii) The Plan and all instruments issued there under or in connection therewith the Company affiliates and/or subsidiaries, shall be governed by, and interpreted in accordance with, the applicable laws with in the county of incorporation of the Company's affiliate and/or subsidiary.

14.   DATE OF GRANT

      Subject to Applicable Laws, the Date of Grant of an Award shall, for all purposes, be the date on which the Committee makes the determination granting such Award.

15.   TAX CONSEQUENCES

      Any tax consequences arising from the grant or exercise of any Award or from the disposition of Shares or from any other event or act (whether of the Participant or of the Company or of its Trustee) hereunder, shall be borne solely by the Participant. The Company and/or the Trustee shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at source. Furthermore, such Participant shall agree to indemnify the Company that employs the Participant and/or the Trustee, and/or the Company's shareholders and/or directors and/or officers if applicable, and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. Except as otherwise required by law, the Company shall not be obligated to honor the exercise of any Option by or on behalf of an Participant until all tax consequences (if any) arising from the exercise of such Options are resolved in a manner reasonably acceptable to the Company.

16.   NON-EXCLUSIVITY OF THE PLAN

      The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Options otherwise then under the Plan, and such arrangements may be either applicable generally or only in specific cases.

      For the avoidance of doubt, prior grant of options to Participants of the Company under their employment agreements, and not in the framework of any previous option plan, shall not be deemed an approved incentive arrangement for the purpose of this Section.

17.   INABILITY TO OBTAIN AUTHORITY

      The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.


18.   MULTIPLE AGREEMENTS

      The terms of each Option may differ from other Options granted to each Participant under the Plan at the same time. The Administrator may also grant more than one Option to a given Participant during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Participant.


19.   DISPUTES

      Any dispute or disagreement which may arise under or as a result of or pursuant to this Plan or the Options Agreements shall be determined by the Board in its sole discretion and any interpretation made by the Board of the terms of the Plan or the Option Agreements shall be final, binding and conclusive.



                                     Adopted by the Board on September 23, 2004.

                                                                      APPENDIX C

                                DELTATHREE, INC.
                  2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


1.    PURPOSES

      The purposes of this deltathree, Inc. 2004 Non-Employee Director Stock Option Plan (the "Plan") are to enable the Company to attract, retain and motivate the best qualified directors and to enhance a long-term mutuality of interest between the directors and stockholders of the Company by granting them options to purchase the Company's shares. This plan replaces the previous 1999 Directors' Compensation Plan (the "1999 Plan").

2.    DEFINITIONS

      Unless the context requires otherwise, the following words as used in the Plan shall have the meanings ascribed to each below, it being understood that masculine, feminine and neuter pronouns are used interchangeably, and that each encompasses the others.

      "Affiliate" shall mean a corporation which is a parent or subsidiary of the Company, direct or indirect.

      "Award" shall mean any Option or Share awarded under the Plan.

      "Board" shall mean the Board of Directors of the Company.

      "Class A Common Stock" shall mean the Class A common shares of the Company, par value $.001 per share.

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

      "Company" shall mean deltathree, Inc., a Delaware corporation, and any successor thereto.

      "Eligible Director" shall mean the Chairman of the Board (so long as such person receives no compensation for his services to the Company or any of its subsidiaries other than as a non-executive Chairman) and any director of the Company who is not an employee of the Company or any of its subsidiaries.

      "Fair Market Value" of a Share of Common Stock shall mean:

      (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

      (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

      (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Board, in good faith, shall determine.

      "Guidelines for Board Service" shall mean the description of duties that each Eligible Director must perform during his or her term of service as a member of the Board. Such Guidelines will be proposed by the Executive Committee of the Board, and ratified by the Board prior to the annual meeting of stockholders each year, beginning with the 2004 annual meeting of stockholders.

      "Option" shall mean the right to purchase Shares at a stated price for a specified period of time. For purposes of the Plan, the Options are nonstatutory stock options and are not intended to qualify under Section 422 of the Code.

      "Share" shall mean a share of Class A Common Stock.

3.    EFFECTIVE DATE

      The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is approved by the stockholders of the Company.

4.    ADMINISTRATION

      (a) Powers of the Board. This Plan shall be administered by the Board. The Board may delegate its powers and functions hereunder to a duly appointed committee of the Board. The Board shall have full authority to interpret this Plan; to establish, amend and rescind rules for carrying out this Plan; to administer this Plan; to incorporate in any option agreement such terms and conditions, not inconsistent with this Plan, as it deems appropriate; to construe the respective option agreements and this Plan; and to make all other determinations and to take such steps in connection with this Plan as the Board, in its discretion, deems necessary or desirable for administering this Plan. All expenses incurred in the administration of the Plan, including, but not limited to, for the engagement of any counsel, consultant or agent, shall be paid by the Company.

      (b) Disinterested Status. Notwithstanding the foregoing, neither the Board, any committee thereof nor any person designated pursuant to
            (c) below shall take any action that would cause any director who is a "Non-Employee Director" for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, as then in effect or any successor provisions ("Rule 16b-3"), to cease to be a "Non-Employee Director," with regard to this Plan or any other stock option or other equity plan of the Company. In particular, neither the Board nor any committee thereof shall have any discretion as to

            (i) the selection of Eligible Directors as eligible to receive awards pursuant to the Plan; or

            (ii)  the number of Shares  subject to Options  awarded  pursuant to
                  Section 6.


      (c) Delegation. The Board may designate the Secretary of the Company, other officers or employees of the Company or competent professional advisors to assist the Board in the administration of this Plan, and may grant authority to such persons to execute agreements or other documents on its behalf.

      (d) Agents and Indemnification. The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. No member or former member of the Board or any committee thereof or any person designated pursuant to paragraph (c) above shall be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law and the Company's Certificate of Incorporation and Bylaws, each member or former member of the Board or any committee thereof or any person designated pursuant to (c) above shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees, which shall be paid by the Company when incurred) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan, unless arising out of such person's own fraud or bad faith. Such
            indemnification   shall   be  in   addition   to   any   rights   of
            indemnification the person may have as a director, officer or employee or under the Certificate of Incorporation of the Company or the Bylaws of the Company.

5.    SHARES; ADJUSTMENT UPON CERTAIN EVENTS

      (a) Shares Available. Shares to be issued under this Plan shall be made available, at the discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by the Company. The aggregate number of Shares that may be issued under this Plan shall not exceed (a) 351,216 Shares (which represents 600,000 Shares reserved under the 1999 Plan less the amount of Shares represented by Options previously granted under the 1999 Plan and previously exercised and/or outstanding as of September 28, 2004) plus (b) such additional Shares as are represented by Options previously granted under the 1999 Plan which are cancelled or expire after the date of stockholder approval of this Plan without delivery of shares of stock by the Company, except as provided in this Section. Shares subject to any Option granted hereunder, or under the 1999 Plan, which expire or are terminated or canceled prior to exercise will be available for future grants under the Plan.

      (b) No Limit on Corporate Action. The existence of this Plan and Shares granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting common shares, the dissolution or liquidation of the Company or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding.

      (c) Adjustments upon Certain Events. In the event of any Share dividend or Share split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change, the aggregate number of Shares available for Options under Section 5(a) or subject to outstanding Options, the number of Shares underlying any outstanding Option Awards or future Option Awards pursuant to
            Section 6 and the respective prices applicable to outstanding Options shall be appropriately adjusted.

      (d) No Adjustment If Value Received. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of Shares subject to Options underlying any outstanding Option Awards or future Option Awards pursuant to Section 6.

6.    OPTION AWARDS

      (a) Initial Option Awards. Each individual who becomes an Eligible Director after the Effective Date shall be automatically granted an Option to purchase ten thousand (10,000) shares of Common Stock ("Initial Option Award") on the date such Eligible Director joins the Board.

      (b) Subsequent Option Awards. On the first business day after each annual meeting of stockholders of the Company occurring during the term of the Plan commencing with the annual meeting of stockholders in 2004, each Eligible Director who meets the Guidelines for Board Service and who continues to be an Eligible Director following such annual meeting shall automatically be granted an Option to purchase ten thousand (10,000) shares of Common Stock (a "Subsequent Option Award"); provided that no Subsequent Option Award shall be made to any Eligible Director who has not served as a director of the Company, as of the time of such annual meeting, for at least six (6) months.

      (c)   Committee Chairman Awards.

            (i) Each Eligible Director who is appointed as chairman of a standing committee of the Board after the Effective Date (and has not served as the chairman of such committee immediately prior to the appointment) shall be automatically granted an Option to purchase ten thousand (10,000) shares of Common Stock ("Initial Committee Chairman Award") on the date of such appointment.

            (ii) Each Eligible Director who serves as a chairman of the full Board or of a standing committee of the Board other than the audit committee, and who meets the Guidelines for Board Service, immediately following each annual meeting of the Company's stockholders, commencing with the annual meeting of the Company's stockholders in 2004, shall be granted an Option to purchase an additional ten thousand (10,000) shares of Common Stock (a "Committee Chairman Award"); provided that:
                  (1) no Committee Chairman Award shall be made to any Eligible Director who has not served as a director of the Company, as of the time of such annual meeting, for at least six (6) months, and (2) no Committee Chairman Award shall be made to any Eligible Director who has received a Committee Chairman award for such service on the same committee within the past six (6) months. Each such Committee Chairman Award shall be made on the first business day after each annual stockholders' meeting in question.

      (d)   Audit Committee Service Awards.

            (i) Each Eligible Director who is appointed as a member of the audit committee of the Board after the Effective Date (and has not served as a member of the audit committee immediately prior to the appointment) shall be automatically granted an Option to purchase ten thousand (10,000) shares of Common Stock ("Initial Audit Committee Award") on the date of such appointment.

            (ii) Each Eligible Director who serves as a member of the audit committee of the Board, and who meets the Guidelines for Board Service, immediately following each annual meeting of the Company's stockholders, commencing with the annual meeting of the Company's stockholders in 2004, shall be granted an Option to purchase an additional ten thousand (10,000) shares of Common Stock (an "Audit Committee Service Award"); provided that: (1) no Audit Committee Service Award shall be made to any Eligible Director who has not served as a director of the Company, as of the time of such annual meeting, for at least six (6) months, and (2) no Audit Committee Award shall be made to any Eligible Director who has received an Audit Committee award for such service within the past six (6) months. In addition, the chairman of the audit committee of the Board shall be granted an additional Option to purchase five thousand (5,000) shares of Common Stock (an "Audit Committee Chairman Award"). Each such Audit Committee Service Award and Audit Committee Chairman Award shall be made on the first business day after each annual stockholders' meeting in question.

      (e) Annual Limitation. Notwithstanding the foregoing, an Eligible Director shall receive a maximum of Options to purchase thirty thousand (30,000) shares of Common Stock during any single calendar year.

      (f) Option Agreement. Options shall be evidenced by a written or electronic option agreement embodying the terms of this Section 6.

      (g) Exercise Price. The exercise price per share of Common Stock of each Option granted pursuant to this Plan shall be equal to the Fair Market Value per Share on the date of grant.

      (h) Option Term. If not previously exercised, each Option shall expire on the earlier of (i) the tenth (10th) anniversary of the date of the grant thereof and (ii) on the first anniversary of the termination of the Eligible Director's status as a director of the Company.

      (i) Exercisability. Each Initial and Subsequent Option Award, Initial Committee Chairman Award, Committee Chairman Option Award, Initial Audit Committee Award, Audit Committee Service Award and Audit Committee Chairman Award granted under this Plan shall become fully vested and exercisable on the first anniversary of the date of grant.

      (j) Procedure for Exercise. An Eligible Director electing to exercise one or more Options shall give written notice to the Secretary of the Company of such election and of the number of Shares he has elected to purchase. Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery to the Company of unencumbered Shares owned by the Eligible Director for at least six (6) months (or such longer period as is required by applicable accounting standards to avoid a charge to earnings), having a value equal to the aggregate exercise price of the Options based on the closing price of the Shares on the date of exercise, or a combination thereof. Upon receipt of payment, the Company shall deliver to the Eligible Director as soon as practicable a certificate or certificates for the Shares then purchased.

      (k) Termination of Director Status. If an Eligible Director ceases to serve as a member of the Board for any reason, (resignation, failure to stand for reelection or failure to be reelected), any Option granted to such Eligible Director may be exercised, to the extent it was exercisable at such date of termination, within one year following the Eligible Director's termination of service or prior to the expiration date of the term of the Option, whichever period is shorter.

      (l) Change in Control. Notwithstanding anything to the contrary in the Plan, Options granted pursuant to the Plan will become exercisable in full upon a "change in control." For purposes of this Section, a "change in control" shall arise if, at any time while the Eligible Director is a member of the Company's Board of Directors any one or more of the following events occurs:

            (i) The Company is merged, consolidated or reorganized into or with another corporation, or other entity and, as a result thereof, less than 50% of the outstanding stock or other capital interests of the surviving, resulting or acquiring corporation, person, or other entity is owned, in the aggregate, by the stockholder or stockholders of the Company immediately prior to such merger, consolidation or reorganization; or

            (ii) The Company sells all or substantially all of its business or assets (or both) to any other corporation, person, or other entity, less than 50% of the outstanding, voting stock or other capital interests of which are owned, in the aggregate, by the stockholders of the Company, directly or indirectly, immediately prior to or after such sale.

            (iii) Any "Person" (as such term is used in Sections 13(d) and 14(d)
                  of the Securities Exchange Act of 1934, as amended) other than a Person who is an Affiliate as of the Effective Date becomes the "Beneficial Owner" (as defined in Rule 13d-3 under said
                  Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities (excluding for this purpose the Company or its Affiliates or any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve.


7.    TRANSFERABILITY OF AWARDS

      No Award shall be transferable by the Eligible Director otherwise than by will or under the applicable laws of descent and distribution, unless such transfer shall be (a) acceptable under Rule 16b-3 and is approved by the Board or its authorized delegate or (b) if the Option agreement pursuant to which an Award is made so provides, by gift or domestic relations order, to (i) the spouse, children or grandchildren of such Eligible Director (collectively, "Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members, or (iii) a partnership or limited liability company in which such Family Members and trusts for the exclusive benefit of such Family Members are the only partners or members, as the case may be. In addition, no Award shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise) and no Award shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Award, or in the event of any levy upon any Award by reason of any attachment or similar process, in either case contrary to the provisions hereof, such Award shall immediately become null and void.

8.    RIGHTS AS A STOCKHOLDER

      An Eligible Director (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by his Option until he shall have become the holder of record of such Share(s), and no adjustments shall be made for dividends in cash or other property or distribution or other rights in respect to any such Shares, except as otherwise specifically provided for in this Plan.

9.    DETERMINATIONS

      Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Board shall be final and binding for all purposes and upon all persons, including, without limitation, the Company, the directors, officers and other employees of the Company, the Eligible Director and the respective heirs, executors, administrators, personal representatives and other successors in interest of such persons.

10.   TERMINATION, AMENDMENT AND MODIFICATION

      (a) Termination and Amendment. This Plan shall terminate at the close of business on September 23, 2014, unless sooner terminated by action of the Board or stockholders of the Company, and no Awards shall be granted under this Plan thereafter. The Board at any time or from time to time may amend this Plan to effect (i) amendments necessary or desirable in order that this Plan and the Awards shall conform to all applicable laws and regulations and (ii) any other amendments deemed appropriate. Notwithstanding the foregoing, (i) the provisions of the Plan relating to (A) the number of Shares to be granted under the Plan or subject to any Option Award granted to any Eligible Director, (B) the timing of any Award and (C) the material terms of any such Option Award (including, without limitation, the time of any such grant) may not be amended without the approval of the Company's stockholders and (ii) the Board may not effect any amendment that would require the approval of the stockholders of the Company under any applicable laws or the listing requirements of The Nasdaq Stock Market (if applicable to the Company at the time such amendment is adopted or will be effective) unless such approval is obtained.

      (b) No Effect on Existing Rights. Except as otherwise required by law, no termination, amendment or modification of this Plan may, without the consent of an Eligible Director or the permitted transferee of an Award, alter or impair the rights and obligations arising under any then outstanding Award held by such Eligible Director or the permitted transferee.

11.   NON-EXCLUSIVITY

      Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, payments of cash amounts related to the tax liabilities arising directly or indirectly from the issuance of Shares in respect of an Option Award granted to an Eligible Director hereunder.

12.   GENERAL PROVISIONS

      (a) No Right to Serve as a Director. This Plan shall not impose any obligations on the Company to retain any Eligible Director as a director nor shall it impose any obligation on the part of any Eligible Director to remain as a director of the Company, provided that each Eligible Director by accepting each Award shall represent to the Company that it is his good faith intention to continue to serve as a director of the Company until the next annual meeting of stockholders and that he agrees to do so unless a change in circumstances arises.

      (b) No Right to Particular Assets. Nothing contained in this Plan and no action taken pursuant to this Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company and any Eligible Director, the executor, administrator or other personal representative or designated beneficiary of such Eligible Director, or any other persons. Any reserves that may be established by the Company in connection with this Plan shall continue to be part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to an Eligible Director. To the extent that any Eligible Director or his executor, administrator, or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

      (c) Beneficiary Designation. Each Eligible Director under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Eligible Director, shall be in a form prescribed by the Company, and will be effective only when filed by the Eligible Director in writing with the Company during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Eligible Director's death shall be paid to or exercised by the Eligible Director's surviving spouse, if any, or otherwise to or by his estate.

      (d) Listing of Shares and Related Matters. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. If at any time the Board shall determine in its discretion that the listing, registration or qualification of the Shares covered by this Plan upon any national securities exchange or under any United States or non-United States federal, state or other law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the delivery of Shares under this Plan, no Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board. The Company, in its discretion, may require an Eligible Director to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards, and neither the Company nor its directors or officers shall have any obligation or liability to any person with respect to any Award (or Shares issuable thereunder) that shall lapse because of such postponement.

      (e) Issuance of Stock Certificates; Legends. Upon any exercise of an Option and payment of the exercise price thereof and upon the issuance of Shares pursuant to this Plan, a certificate or certificates for the Shares shall be issued by the Company in the name of the person or persons exercising such Option or receiving such Shares and shall be delivered to or upon the order of such person or persons. Certificates for Shares issued upon exercise of an Option or otherwise hereunder shall bear such legend or legends as the Board, in its discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act of 1933, as amended, or to implement the provisions of any agreements between the Company and the Eligible Director with respect to such Shares.

      (f) Withholding Taxes. The Company shall have the right to make such provisions as it deems necessary or appropriate to satisfy any obligations it may have to withhold federal, state or local income or other taxes incurred by reason of the issuance of Shares under the Plan, including requiring an Eligible Director to reimburse the Company for any taxes required to be withheld or otherwise deducted and paid by the Company in respect of the issuance of Shares.

      (g) Notices. Each Eligible Director shall be responsible for furnishing the Board with the current and proper address for the mailing of notices and delivery of agreements and Shares. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Eligible Director furnishes the proper address.

      (h) Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

      (i) Incapacity. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Board, the Company and other parties with respect thereto.

      (j) Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

      (k) Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

      (l) Governing Law. This Plan shall be construed and enforced according to the laws of the State of New York.


                                                  ANNUAL MEETING OF STOCKHOLDERS OF
                                                          DELTATHREE, INC.
                                                          November 8, 2004

                                                     PLEASE DATE, SIGN AND MAIL
                                                       YOUR PROXY CARD IN THE
                                                      ENVELOPE PROVIDED AS SOON
                                                            AS POSSIBLE.

                               PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

------------------------------------------------------------------------------------------------------------------------------------
                                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 FOR       AGAINST      ABSTAIN
                                                                                                 [_]         [_]          [_]
 1. ELECTION  OR  DIRECTORS  (OR  IF ANY NOMINEE   2. PROPOSAL  TO  RATIFY THE APPOINTMENT
    IS    NOT   AVAILABLE   FOR  ELECTION,  SUCH      OF BRIGHTMAN ALMAGOR & CO., A MEMBER
    SUBSTITUTE     AS   THE  BOARD  OF DIRECTORS      FIRM  OF  DELOITTE  & TOUCHE, AS THE
    MAY DESIGNATE).                                   COMPANY'S      INDEPENDENT    PUBLIC
                                                      ACCOUNTANTS   FOR   THE  FISCAL YEAR
                                                      ENDING DECEMBER 31, 2004.
                       NOMINEES:
[_] FOR ALL NOMINEES   [_] NOAM BARDIN             3. PROPOSAL   TO  ADOPT  THE 2004 STOCK       [_]         [_]          [_]
[_] WITHOLD AUTHORITY  [_] NOAM BEN-OZER              INCENTIVE PLAN.
    FOR ALL NOMINEES   [_] ILAN BIRAN
[_] FOR ALL EXCEPT     [_] AMIR GERA               4. PROPOSAL    TO   ADOPT    THE   2004
    (SEE INSTRUCTIONS  [_] JOSHUA MAOR                NON-EMPLOYEE  DIRECTOR  STOCK OPTION
     BELOW)            [_] LIOR SAMUELSON             PLAN.                                      [_]         [_]          [_]
                       [_] SHIMMY ZIMELS
                                                   In their discretion, the  proxies  are authorized to vote upon such other matters
INSTRUCTIONS: to  withold   authority  to  vote    as may properly come before the meeting  or any adjournments thereof. If you wish
              for  any   individual  nominee(s),   to vote in  accordance  with  the  Board of Directors' recommendations, just sign
              mark "FOR ALL EXCEPT" and fill in    below.  You need not mark any boxes.
              the circle next to each nominee
              you wish to withold, as shown here:  THIS PROXY,  WHEN  EXECUTED,  WILL  BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO
------------------------------------------------   DIRECTION IS MADE, THIS PROXY  WILL  BE  VOTED (1) FOR THE ELECTION OF DIRECTORS,
                                                   (2)  FOR   THE   RATIFICATION  OF  THE  APPOINTMENT  OF  THE  INDEPENDENT  PUBLIC
                                                   ACCOUNTANTS, (3)  FOR  THE  ADOPTION OF THE 2004 STOCK INCENTIVE PLAN AND (4) FOR
                                                   THE ADOPTION OF THE 2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.







------------------------------------------------
To change the  address on your  account,  please
check  the box at right  and  indicate  your new
address  in the space  above.  Please  note that
changes to the registered name(s) on the account
may not be submitted via this method.        [_]

Signature of Stockholder [_____________________] Date: [_______]  Signature of Stockholder [_____________________] Date: [_______]
Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly,  each holder should sign. When signing as executor,  administrator,  attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized  officer,  giving full title as such. If signer is a partnership,  please sign in partnership name by authorized person.

                                DELTATHREE, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 8, 2004
      THIS PROXY IS BEING SOLICITED BY DELTATHREE INC.'S BOARD OF DIRECTORS

        The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October 6, 2004, in connection with the Annual Meeting to be held at 10:30 a.m. on November 8, 2004 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at the Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York, and hereby appoints Shimmy Zimels and Paul C. White, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of deltathree, Inc. registered in the name provided herein, which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)